UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Dot Hill Systems Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(6)	Amount Previously Paid:

(7)	Form, Schedule or Registration Statement No.:

(8)	Filing Party:

(9)	Date Filed:

DOT HILL SYSTEMS CORP.
1351 South Sunset Street
Longmont, Colorado 80501
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 5, 2014
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Dot Hill Systems Corp., a Delaware corporation (the “Company”). The meeting will be held on May 5, 2014 at 8:30 a.m. local time at our office located at 1841 Lefthand Circle, Longmont, Colorado, 80501 for the following purposes:
1. To elect the two nominees for director named herein to hold office until the 2017 Annual Meeting of Stockholders.
2. To approve the Company’s 2009 Equity Incentive Plan, as amended.
3. To approve the Company's 2014 Employee Stock Purchase Plan.
4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.
5. To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.
6. To conduct any other business properly brought before the meeting. These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is March 14, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders to be held on May 5, 2014 at 8:30 a.m. local time at 1841 Lefthand Circle, Longmont, Colorado, 80501.
The proxy statement and annual report to stockholders are available at http://www.proxyvote.com. The Board of Directors recommends that you vote FOR each of the proposals identified above.

By Order of the Board of Directors

/s/ DANA W. KAMMERSGARD

Dana W. Kammersgard
President and Chief Executive Officer
Longmont, Colorado
March 19, 2014
Our 2013 Annual Report, which includes financial statements, is being mailed with the proxy statement accompanying this notice. Kindly notify Dot Hill Systems Corp., Investor Relations Department, 1351 South Sunset Street, Longmont, Colorado 80501, telephone (800) 704-3171, if you did not receive a report and a copy will be sent to you.
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as instructed in the proxy statement accompanying this notice as promptly as possible in order to ensure your representation at the meeting, or you may vote over the telephone or the internet by following the instructions in the proxy statement accompanying this notice on your proxy card. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DOT HILL SYSTEMS CORP.
1351 South Sunset Street
Longmont, Colorado 80501
PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 5, 2014
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
In this proxy statement, “Dot Hill,” “the Company,” “we,” “us” and “our” refer to Dot Hill Systems Corp. and its wholly-owned subsidiaries.
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors of Dot Hill is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about March 28, 2014 to all stockholders of record entitled to vote at the annual meeting.
How do I attend the annual meeting?
The meeting will be held on May 5, 2014 at 8:30 am local time at our office located at 1841 Lefthand Circle, Longmont, Colorado, 80501. Directions to the annual meeting may be found at http://www.dothill.com/wp-content/uploads/2012/11/CorporateAddress.pdf. Information on how to vote in person at the annual meeting is discussed below.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on March 14, 2014, the record date for the annual meeting, will be entitled to vote at the annual meeting. On this record date, there were 59,938,457 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 14, 2014 your shares were registered directly in your name with Dot Hill’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the internet as instructed below, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If on March 14, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are five matters scheduled for a vote:

•	Election of the Board of Directors' nominees, Dana W. Kammersgard and Richard Mejia, Jr., to hold office until the 2017 Annual Meeting of Stockholders;

•	Approval of the Company’s 2009 Equity Incentive Plan, as amended, a copy of which is attached as Appendix A to this proxy statement.

•	Approval of the Company’s 2014 Employee Stock Purchase Plan, a copy of which is attached as Appendix B to this proxy statement.

•	Advisory approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement in accordance with Securities and Exchange Commission, or SEC, rules; and

•	Ratification of selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.
What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free (800) 690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on May 4, 2014 to be counted.

•
To vote through the internet, got to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 4, 2014 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Dot Hill. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of March 14, 2014, the record date for the annual meeting.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the two nominees for director; “For” the advisory approval of the compensation of our named executive officers; and “For” the ratification of the selection of Deloitte & Touche LLP as our independent auditors. If any other matter is properly presented at the meeting, one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to the Company's Secretary at 1351 South Sunset Street, Longmont, Colorado 80501.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by November 28, 2014, to the Company’s Secretary at 1351 South Sunset Street, Longmont, Colorado 80501. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than the close of business on December 28, 2014 and no earlier than November 28, 2014. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes will have no effect and will not be counted towards the vote total.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, or NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, including the advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation.
How many votes are needed to approve each proposal?

•
For the election of directors, the two nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome.

•
Proposal No. 2, the approval of the 2009 Equity Incentive Plan, as amended, will be considered to be approved if it receives "For" votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

•
Proposal No. 3, the approval of the 2014 Employee Stock Purchase Plan will be considered to be approved if it receives "For" votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

•
Proposal No. 4, advisory approval of the compensation of the Company's named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•
To be approved, Proposal No. 5, ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2014, must receive “For” votes from the holders of a majority of shares present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 59,938,457 shares outstanding and entitled to vote. Thus, the holders of 29,969,229 shares must be present in person or represented by proxy at the meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the internet?
The proxy statement and annual report to stockholders are available at www.proxyvote.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Certificate of Incorporation provides that our Board of Directors shall be divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on our Board may be filled only by persons elected by a majority of the remaining directors. A director elected by our Board to fill a vacancy in a class shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.
Our Board of Directors currently consists of seven members. There are two directors in the class whose term of office expires at the 2014 Annual Meeting of Stockholders, Dana W. Kammersgard and Richard Mejia, Jr. Each of the nominees named is currently a director of the Company who was previously elected by our stockholders.
Directors are elected by a plurality of the votes present at the meeting or represented by proxy and they are entitled to vote at the meeting. The two nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the two nominees named above or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by our Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. The two nominees have consented to be named in this proxy statement and agreed to serve as directors if elected, and our management has no reason to believe that the two nominees will be unable to serve. We invite all of our directors and nominees for director to attend our annual meeting of stockholders. All of our then directors attended our 2013 Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

The following is biographical information as of February 1, 2014 for the nominees for director and each director whose term will continue after the 2014 Annual Meeting of Stockholders.
The Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Name	Age	Position
Charles F. Christ	74	Chairman of the Board
Dana W. Kammersgard	58	President, Chief Executive Officer and Director
Thomas H. Marmen	70	Director
Richard Mejia, Jr.	65	Director
Barry A. Rudolph	59	Director
Roderick M. Sherwood, III	60	Director
Debra E. Tibey	54	Director
Nominees for Election for a Three-Year Term Expiring at our 2017 Annual Meeting of Stockholders
Dana W. Kammersgard has served as our President since August 2004. In March 2006, Mr. Kammersgard was appointed as a member of our Board of Directors and our Chief Executive Officer and President. From August 1999 to August 2004, Mr. Kammersgard served as our Chief Technical Officer. Mr. Kammersgard was a founder of Artecon, Inc., our predecessor company, and served as a director from its inception in 1984 until the merger of Artecon with Box Hill Systems Corp. to become Dot Hill in August 1999. At Artecon, Mr. Kammersgard served in various positions since 1984, including Secretary and Senior Vice President of Engineering from March 1998 until August 1999 and as Vice President of Sales and Marketing from March 1997 until March 1998. Prior to co-founding Artecon, Mr. Kammersgard was the Director of Software Development at CALMA, a division of General Electric Company. Mr. Kammersgard holds a B.A. in Chemistry from the University of California, San Diego. The Nominating and Corporate Governance Committee believes Mr. Kammersgard’s experience as a founder of Artecon, his knowledge of storage technology and the storage industry, as well his experience of leading operations, sales and marketing and software and hardware development give him the breadth of knowledge and leadership capabilities to serve as the Company’s Chief Executive Officer and President and as a member of the Board of Directors.
Richard Mejia, Jr. has served as a member of our Board of Directors since September 2008. In July 2008, Mr. Mejia retired from the San Diego office of Ernst & Young LLP, a public accounting firm, after 38 years of service where he served as partner for the last 25 years. During his 20 years in San Diego, his focus was on technology and life sciences companies and he held practice leadership positions for the Pacific Southwest area of the firm. He has extensive experience with mergers and acquisitions, securities offerings and other private and public financings. He has also worked closely with public company boards in implementing corporate governance initiatives and compliance requirements. Mr. Mejia holds a B.S. in Accounting from the University of Southern California. The Nominating and Corporate Governance Committee believes that Mr. Mejia’s vast experience in public accounting as a Certified Public Accountant and mergers and acquisitions and financings give him the financial expertise and breadth of knowledge to serve as a director of the Company and to provide direction and oversight to the Company’s financial reporting and business controls and the governance framework established within the Company.
Directors Continuing in Office Until the 2015 Annual Meeting of Stockholders
Thomas H. Marmen has served as a member of our Board of Directors since November 2008. Mr. Marmen has over 30 years of experience in the storage and semiconductor manufacturing industries. During his career, he has been involved with various start-ups, global enterprises and turnaround situations. Most recently, from April 2006 to April 2007, Mr. Marmen served as the President and Chief Executive officer of TimeLab Corporation, a semiconductor company. Prior to joining TimeLab, from January 2001 to December 2005, he was vice President and General Manager for Broadcom Corporation, a broad-based semiconductor provider, where he was responsible for all aspects of the storage line of business including marketing, engineering and technical support for end-users. Mr. Marmen has also held various positions at other companies including RAIDCore Corp. where he was the company’s

Chief Executive Officer, Quantum Corp. where he served as Senior Vice President and General Manager for the High End Storage Division, Adaptec Inc. as its Corporate Vice President in the Enterprise Solutions Group and Materials Research Corporation (a subsidiary of SONY Corp.) as President and Chief Executive officer. In addition he spent 18 years at Digital Equipment Corporation holding various management positions in the company’s storage, memory, disk drive and semiconductor businesses. Mr. Marmen formerly served as the Lead Director at Ciprico Inc. The Nominating and Corporate Governance Committee believes that Mr. Marmen’s storage and technology experience, including his prior Chief Executive Officer and other executive level operations experience, give him a breadth of knowledge and valuable understanding of our industry which qualify him to serve as a director.
Roderick M. Sherwood, III has served as a member of our Board of Directors since June 2006. Mr. Sherwood has served as Chairman of Multivision Media International, LLC since January 2012. Mr. Sherwood also has served as Chairman and CEO of Cinémoi North America, LLC since July 2012. Mr. Sherwood served as President and Chief Financial Officer of Westwood One, Inc., a radio and TV content provider and broadcasting company, from 2008 to November 2011. From 2005 to 2008, Mr. Sherwood served as Chief Financial Officer of Operations for The Gores Group, LLC, a private equity firm. From 2002 until 2005, Mr. Sherwood was Senior Vice President and Chief Financial Officer for Gateway, Inc. where he was responsible for corporate financial operations, processes and controls, treasury activities and cost reduction programs. He was also integrally involved in Gateway's acquisition of eMachines. Prior to his tenure with Gateway, Mr. Sherwood was Executive Vice President and Chief Financial Officer for Opsware, Inc. (formerly Loudcloud, Inc.). Mr. Sherwood has over 25 years of experience in successful financial and operations capacities for companies such as Chrysler Corporation and Hughes Electronics Corporation (including DirectTV). Mr. Sherwood received his MBA degree from Harvard Business School and holds an Honors Bachelor of Arts Degree, with Distinction, in Economics from Stanford University. The Nominating and Corporate Governance Committee believes that Mr. Sherwood's financial and operational experience in numerous roles including Chief Financial Officer for public companies in the technology industry, in private equity and more recently, as President and Chief Financial Officer of a public company, give him the financial and operational expertise and breadth of knowledge to serve as a director of the Company and provide direction and oversight to the Company's financial reporting and business controls environment and operating functions of the Company.
Directors Continuing in Office Until the 2016 Annual Meeting of Stockholders
Charles F. Christ has served as our Chairman of the Board since July 2000. From 1997 to 1998, Mr. Christ served as President, Chief Executive Officer and a director of Symbios, Inc. (acquired by LSI Logic in 1998), a designer, manufacturer and provider of storage systems, as well as client-server integrated circuits, cell-based applications-specific integrated circuits and host adapter boards. He was Vice President and General Manager of the Components Division of Digital Equipment Corp. (DEC), where he launched and managed StorageWorks, DEC’s storage division. Mr. Christ received an M.B.A. degree from Harvard Business School, and completed his undergraduate degree earning a Bachelor in Industrial Engineering at General Motors Institute, now known as Kettering University. The Nominating and Corporate Governance Committee believes that Mr. Christ’s storage technology experience, including his prior executive level leadership and Chief Executive Officer experience, give him the operational expertise, breadth of knowledge and valuable understanding of our industry which qualify him to serve as a director and to lead the Board of Directors as Chairman.
Barry A. Rudolph has served as a Director of the Company since February 2012. Until his retirement from IBM in November 2010, Mr. Rudolph, who began his career in January 1978, held numerous senior level positions with IBM for over 15 years in a variety of functional areas, including operations, engineering, product development, test and assurance, program management, field support and direct manufacturing. Most recently he was Vice President, System Networking, with responsibility for delivering overall networking product strategy, portfolio management and profit and loss management over each of the products in the group. Prior to this assignment, Mr. Rudolph was Vice President, Strategy and Stack Integration for IBM Storage, responsible for establishing the overall strategy, driving all decisions on portfolio investments for the storage business and integrating with other areas within IBM including IBM’s Global Services and Software organizations. Prior positions Mr. Rudolph held include Vice President for IBM’s Disk, SAN & NAS Storage Systems where he was responsible for all aspects of the Disk, SAN and NAS storage business within IBM, including profit and loss, product portfolio investments, go-to market strategy and execution and customer support. He has also held an identical role with responsibility for IBM’s tape business. Mr. Rudolph holds a Bachelor of Science degree in Engineering and a Master of Science in Electrical Engineering from San Diego State University and an MBA from Santa Clara University. The Nominating and Corporate Governance Committee believes that Mr. Rudolph's storage technology experience, including his prior executive level leadership, give him the operational expertise, breadth of knowledge and valuable understanding of our industry which qualify him to serve as a director.
Debra E. Tibey has served as a Director of the Company since May 2011. Ms. Tibey has over 25 years of executive management leadership and is currently the CEO of Tibey & Associates, a consulting practice predominately serving the Information Technology and Healthcare industries. Prior to starting Tibey & Associates, Ms. Tibey worked in various positions with Ingram Micro, with her final position being senior vice president of sales with responsibility for the domestic sales organization which consisted of 1,400 associates and eight customer sales divisions consisting of VARS, System Integrators, Direct Marketers, SMB, Enterprise, OEMs, Retail and Outsourcing. With her knowledge and extensive IT background, she has worked in every segment of the channel, including distribution, OEMs, system integrators, manufacturers and resellers. Ms. Tibey has in-depth knowledge and practical experience in sales, marketing and channel development. Ms. Tibey has also worked for a public board for nine years and has experience sitting on all committees, including Chairman of Special Committee. The Nominating and Corporate Governance Committee believes that Ms. Tibey's technology experience, including her prior executive level leadership, give her the operational expertise, breadth of knowledge and valuable understanding of our industry which qualify her to serve as a director.
Named Executive Officers
The following is biographical information as of February 1, 2014 for our executive officer not discussed above.

Name	Age	Position	Officer Since
Hanif I. Jamal (1)	53	Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	July 2006

(1)	Named Executive Officer.
All officers are elected by our Board of Directors and serve at the pleasure of our Board of Directors as provided in our Bylaws.
Hanif I. Jamal has served as our Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary since July 2006. Prior to joining Dot Hill, Mr. Jamal served as Vice President and Corporate Treasurer for Gateway Inc., a provider of computer related products and services, from 2004 to 2006. Prior to joining Gateway in 2002, Mr. Jamal served in a number of leadership positions over 17 years with Hewlett-Packard Company in their customer financing division, HP Technology Finance. Mr. Jamal led HP’s customer financing operations in North America, Latin America and Europe and was also Vice President and General Manager for HP’s Commercial and Consumer Financing Division. In 1998, he established Hewlett-Packard International Bank in Dublin, Ireland, and served as Managing Director through 2000. Mr. Jamal holds an MBA from Stanford Graduate School of Business and a Bachelor of Science degree, with Honors, in Management Sciences from the University of Manchester Institute of Science and Technology in the United Kingdom.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under the NASDAQ Stock Market, or NASDAQ, listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that our directors are independent directors within the meaning of the applicable NASDAQ listing standards, except for Mr. Kammersgard, our President and Chief Executive Officer, who is not an independent director by virtue of his employment with the Company. In making this determination, the Board found that none of the directors or the nominees for director, with the exception of Mr. Kammersgard, had a material or other disqualifying relationship with the Company.
Board Leadership Structure
Our Board of Directors has an independent chair, Mr. Christ, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. However, the Board reserves the right to modify this policy based on changes in our organization or business environment. The Board believes continued flexibility with respect to separating or combining the roles is the best approach at this time so as to provide the most appropriate leadership structure as we continue to undergo rapid growth and are required to adapt and respond to new challenges and a rapidly changing business and regulatory environment.
In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. The Chairman of the Board also communicates with the Chief Executive Officer on a regular basis. This structure ensures a greater role of oversight for the independent directors with the Chairman of the Board serving as a key interface between the independent directors and our management. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
One of the board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic and operational risk exposure, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and the selection of prospective Board members and their qualifications. Our Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The board reviews, typically on a quarterly basis, the most critical risks facing the Company and associated mitigation plans and meets with management and the applicable Board committees, at least annually, to evaluate and monitor respective areas of oversight. The board also reviews, at least annually, a succession plan for the companies named executive officers. Both the Board as a whole and the various standing committees receive periodic reports from individuals responsible for risk management as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Meetings of the Board of Directors and Board and Committee Member Attendance
The Board of Directors met five times during fiscal 2013. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he/she served and held during the portion of fiscal 2013 for which he/she was a director or committee member.

As required under applicable NASDAQ listing standards, in fiscal 2013, the Company’s independent directors met in regularly scheduled executive sessions at which only independent directors were present. All of the committees of our Board of Directors are comprised entirely of directors determined by the Board to be independent within the meaning of the applicable NASDAQ listing standards.
Information Regarding Committees of the Board of Directors
The Board has three regularly standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current membership and meeting information for fiscal 2013 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Charles Christ	X		(*)
Thomas H. Marmen		X
Richard Mejia, Jr.	X		X
Barry A. Rudolph		X
Roderick M Sherwood, III	(*)	X	X
Debra Tibey		(*)
Total meetings in fiscal 2013	6	6	4

(*)	Committee Chairperson
Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee operates pursuant to a written charter that is available on our website at http://www.dothill.com. The Audit Committee met six times during the fiscal year ended December 31, 2013. During fiscal 2013, the Audit Committee consisted of Messrs. Mejia, Sherwood and Christ, with Mr. Sherwood serving as Chair.
The functions of the Audit Committee include, among other things: overseeing our corporate accounting and financial reporting process, the quality and integrity of our financial statements and reports and the qualifications, independence and performance of the registered public accountants engaged as our independent auditors; providing oversight assistance with respect to ethical compliance programs as established by management and our Board of Directors; determining whether to retain or terminate our existing independent auditors or to appoint and engage new independent auditors; reviewing and approving the retention of our independent auditors to perform any proposed permissible non-audit and audit-related services; monitoring the rotation of partners of our independent auditors on our engagement as required by law; reviewing and approving the financial statements to be included in our Annual Report on Form 10-K; discussing with our management and our independent auditors the results of our annual audit and the results of the reviews of our quarterly financial statements; reviewing and approving related party transactions; and providing oversight of the internal audit and risk advisory function, establishing an internal audit plan with input from management and our internal auditors, and reviewing the results of our internal audits, process improvements and Sarbanes-Oxley testing of our internal controls. The committee reviews and monitors risks facing Dot Hill and management’s approach to addressing these risks, including significant financial and liquidity risks and exposures and risks relating to litigation and other proceedings and regulatory matters that may have a significant impact on Dot Hill’s financial statements. The committee reviews all significant financial press releases and scripts for management earnings calls prior to their issuance to provide input on presenting a balanced perspective of the Company's historical and potential future performance. The charter of the Audit Committee grants the Audit Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting, tax or other advisors and consultants and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.
The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (meeting the requirements for independence currently set forth in Rule 5605(c)(2)(A)(i) of the NASDAQ Marketplace Rules). The Board of Directors has also determined that Messrs. Mejia and Sherwood qualify as an “audit committee financial expert,” as defined in applicable Securities and Exchange Commission, or SEC, rules. The Board made a qualitative assessment of Messrs. Mejia’s and Sherwood’s level of knowledge and experience based on a number of factors, including their formal education and experience in financial investment firms, as a partner at Ernst & Young LLP and as a Chief Financial Officer for public reporting companies, respectively.
As part of our effort to continually improve the Company’s risk management and internal processes and controls, with the support of the Audit Committee, management engaged KPMG Advisory Services, or KPMG, in 2008 to assist us with establishing an internal risk advisory function. In 2013, the Company engaged Experis US, Inc. to perform its risk advisory function. The risk advisory group was tasked for 2013, to assist the Company with Sarbanes-Oxley Section 404 compliance, perform internal audits of selected processes and controls, and assist the Audit Committee with internal investigations, when necessary. Outsourcing our risk advisory function enables us to better manage our Sarbanes-Oxley Section 404 testing requirements, to monitor compliance with our internal controls and processes, and to recommend changes to improve our internal controls.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The purpose of the Audit Committee is to assist the Board in its general oversight of our financial reporting, internal controls and audit functions. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee. During 2013, the members of the Audit Committee were Messrs. Sherwood, Mejia and Christ.
The Board has determined that all members of the Audit Committee are independent (meeting the requirements for independence currently set forth in Rule 5605(c)(2)(A)(i) of the NASDAQ Marketplace Rules).
Management is responsible for the financial statements and reporting process including the system of internal controls. Our independent auditors are responsible for performing an audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee oversees and reviews these processes and has reviewed and discussed the financial statements with management and our independent auditors. The Audit Committee is not, however, employed by Dot Hill, nor does it provide any expert assurance or professional certification regarding our financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided and representations made by management.
In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and us that might bear on the accountants’ independence consistent with applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, regarding the independent accountants’ communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence, including fees paid relating to the audit and any non-audit services performed, and satisfied itself as to that firm’s independence.
The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee, with and without management present, discussed and reviewed the scope, plan and results of the independent accountants’ examination of the financial statements. Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, subject to the limitations on the role and responsibility of the Audit Committee referred to in the written charter of the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. The Audit Committee also approved the selection, subject to stockholder ratification, of the independent accountants and the Board concurred in such authorization.

Audit Committee

Roderick M. Sherwood, III, Chairman
Richard Mejia, Jr.
Charles Christ

Compensation Committee
The Compensation Committee operates pursuant to a written charter that is available on our website at http://www.dothill.com. The Compensation Committee met six times during the fiscal year ended December 31, 2013. During fiscal 2013, the Compensation Committee consisted of Ms. Tibey and Messrs. Marmen, Rudolph and Sherwood, with Ms. Tibey acting as Committee Chair. The functions of the Compensation Committee include, among other things: reviewing and approving our overall compensation strategy and policies; reviewing and approving corporate performance goals and objectives relevant to the compensation of our named executive officers; reviewing and approving the compensation and other terms of employment of our named executive officers; recommending the compensation of our non-employee directors; and administering our stock option and purchase plans, deferred compensation plans and other similar programs. The Compensation Committee also reviews and approves our Compensation Discussion and Analysis.
At a minimum, the Compensation Committee meets once each quarter and with greater frequency as necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer and the Chief Financial Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding their compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
In March 2014, the Compensation Committee engaged Radford, an Aon Hewitt Company, to update their benchmark compensation data for our Named Executive Officers for 13 peer companies. Two peer companies were removed due to acquisitions. These included STEC, Inc. and Symmetricom, Inc. Thus, the final list of 13 peer companies included Echelon Corporation, Emulex Corporation, Extreme Networks, Inc., Falconstor Software, Inc., Key Tronic Corporation, NetScout Systems, Inc., Novatel Wireless, Inc., OCZ Technology Group, Inc., PAR Technology Corporation, RadiSys Corporation, Rimage Corporation, SeaChange International, Inc., and ShoreTel, Inc. Based on this updated data, the Compensation Committee made specific recommendations to the Compensation Committee with respect to long-term incentive awards. In addition, the Compensation Committee reviewed the results of the 2013 Cash Incentive Program and assessed the effectiveness of the 2013 program. The Committee also reviewed the structure of the program relative to the 13 peer companies and concluded that the structure of the program was appropriate and effective for the Company, but made some minor changes for the 2014 program in terms of the weighting of the performance criteria, as well as the payouts and thresholds.
We have adopted a stock option and grant policy pursuant to which the Compensation Committee approves all stock option grants to employees and officers to purchase shares of our common stock. The effective date for the approved stock options will be the third business day after the general public release of our annual or quarterly revenues and earnings, as applicable, following the applicable Compensation Committee meeting. The Compensation Committee may vary this procedure if it determines those applicable circumstances, such as public disclosure requirements or other factors, justify doing so. The exercise price for the stock option grants will be set at the fair market value of our common stock on the effective date of grant. Under our current equity incentive plan, the fair market value of our common stock on a given date is deemed to be equal to the closing sales price for such stock as reported on the NASDAQ Stock Market on the last market trading day prior to such date.
Under its charter, the Compensation Committee may form and delegate authority to, subcommittees as appropriate. In February 2012, the Compensation Committee formed a Non-Officer Stock Option Subcommittee, currently composed of Messrs. Kammersgard and Jamal, our named executive officers, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the subcommittee may not grant options to acquire more than an aggregate of 25,000 shares per year per employee and no more than an aggregate number of shares per year for all non-officer employees as approved by the Compensation Committee for each particular year. Typically, as part of its oversight function, the Committee will review on a quarterly basis the list of grants made by the subcommittee. The Compensation Committee also established limits for the total number of stock options that could be granted in fiscal 2013, so as to manage the “burn rate” or dilution associated with stock option grants to within levels recommended by Radford.

Under the 2009 Plan, the fair market value of our common stock on a given date is deemed to be equal to the closing sales price for such stock as reported on the NASDAQ Stock Market on such date, or if such date is not a trading day, the last market trading day prior to such date. All stock option grants to directors under the Directors’ Plan are made automatically in accordance with the terms of the Directors’ Plan. In addition, the Compensation Committee approves all restricted stock awards to employees, officers and directors, which are generally approved at times consistent with our stock option grant policy, provided, however, that restricted stock awards are generally effective on the date of approval by the Compensation Committee.
Historically, the Compensation Committee has made adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the fourth fiscal quarter of the prior year and the first quarter of the current year. In establishing the compensation plans for the named executive officers and their performance objectives, the Compensation Committee evaluates how these plans may incent risk-taking by management. Accordingly, most of the incentive based compensation for our named executive officers is based on the financial plan for the Company for the applicable fiscal year. The plan is targeted towards incentivizing management to appropriately balance short-term and long-term objectives, but not to encourage management to take unnecessary risks in achieving their objectives. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires and promotions, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels through the use of peer and industry benchmarking data as guidelines and the establishment of performance objectives for the current year. For named executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the Compensation Committee considers the achievement of specific performance objectives, review of peer and industry benchmarking data and performance evaluations to determine any adjustments to compensation as well as awards to be granted. The Board regularly discusses the performance of the Chief Executive Officer in executive sessions of the Board Meetings and the Audit Committee discusses the performance of the Chief Financial Officer in executive sessions of the Audit Committee. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, spreadsheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant and in conjunction with the Compensation Committee.
The specific determinations of the Compensation Committee with respect to executive compensation are described in greater detail under the heading “Compensation Discussion and Analysis.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee as of December 31, 2013 were Ms. Tibey and Messrs. Marmen, Rudolph and Sherwood, with Ms. Tibey acting as Chair. No member of the Compensation Committee has ever been an officer or employee of the Company. None of our executive officers currently serve, or has served during the last completed fiscal year, on the Compensation Committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
COMPENSATION COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Dot Hill under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Compensation Committee

Debra E. Tibey, Chairman
Thomas H. Marmen
Barry A. Rudolph
Roderick M. Sherwood, III

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a written charter that is available on our website at http://www.dothill.com. The Nominating and Corporate Governance Committee met five times during the fiscal year ended December 31, 2013. During fiscal 2013, the Nominating and Corporate Governance Committee consisted of Messrs. Christ, Mejia and Sherwood, with Mr. Christ serving as Chair. The functions of the Nominating and Corporate Governance Committee include, among other things: overseeing all aspects of our corporate governance functions on behalf of the Board, including procedures for compliance with significant applicable legal, ethical and regulatory requirements that affect corporate governance; making recommendations to the Board regarding corporate governance issues; identifying, reviewing and evaluating candidates to serve as our directors, including candidates submitted by our stockholders; serving as a focal point for communication between such candidates, non-committee directors and our management; recommending candidates to the Board; reviewing and overseeing our management succession planning; and making such other recommendations to the Board regarding affairs relating to our directors as may be needed.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, relevant business experience, skills and such other factors as it deems appropriate given the current needs of the Board of Directors and Dot Hill, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance and any other relevant considerations. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, and differences in viewpoints. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity and does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees; however, the Board of Directors and the Nominating and Corporate Governance Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints. In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.
When the Nominating and Corporate Governance Committee reviews a potential new candidate, the Nominating and Corporate Governance Committee looks specifically at the candidate’s qualifications in light of the needs of the Board of Directors and the Company at that time, given the then current mix of director attributes.
In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.
At this time, the Nominating and Corporate Governance Committee has not adopted a policy to consider director candidates recommended by stockholders, in part because to date, the Nominating and Corporate Governance Committee has not received a director nominee from any stockholder, including any stockholder or stockholders holding more than five percent of our voting stock. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.
Stockholder Communications With The Board Of Directors
Persons interested in communicating their questions, concerns or issues to our Board of Directors or our independent directors may address correspondence to the Board of Directors, a particular director or to the independent directors generally, in care of Dot Hill Systems Corp. at 1351 South Sunset Street, Longmont, Colorado 80501. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Board or the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at http://www.dothill.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means then required by NASDAQ listing standards or applicable law.

PROPOSAL NO. 2
APPROVAL OF OUR 2009 EQUITY INCENTIVE PLAN, AS AMENDED
Overview
The Dot Hill Systems Corp. 2009 Equity Incentive Plan (the “2009 Plan”) was originally adopted by our Board of Directors in April 2009 and approved by our stockholders at our 2009 Annual Meeting, further amended by our Board of Directors in March 2011 and approved by our stockholders at our 2011 Annual Meeting and further amended by our Board of Directors in February 2012.
On February 27, 2014, our Board of Directors unanimously approved the 2009 Plan, as amended, subject to stockholder approval. The 2009 Plan was amended to, among other things, add an additional 7,000,000 shares to the number of shares of common stock authorized for issuance under the 2009 Plan. We refer to the 2009 Plan, as amended by the Board of Directors on February 27, 2014, as the “Amended Plan” throughout this proxy statement.
We believe that the 2009 Plan is an integral part of our long-term compensation philosophy and the Amended Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees, consultants and directors. We also maintain the Dot Hill Systems Corp. Amended and Restated 2000 Non-Employee Directors’ Stock Option Plan (the “Director Plan”), which we use to grant stock options to our directors, and if Proposal No. 3 is approved by our stockholders, the 2014 Employee Stock Purchase Plan, which we use to grant rights to purchase shares of our common stock to our employees.
If this Proposal No. 2 is approved by our stockholders, the Amended Plan will become effective as of the date of the 2014 Annual Meeting of Stockholders. In the event that our stockholders do not approve this Proposal No. 2, the 2009 Plan will continue to be effective in accordance with its terms.
Why we are asking our stockholders to approve the Amended Plan
Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for all of our employees, consultants and directors. Approval of the Amended Plan will allow us to continue to grant stock options and other equity awards at levels our Compensation Committee determines to be appropriate in order to attract new employees, consultants and directors, retain our existing employees, consultants and directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. The Amended Plan allows us to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards. In addition to providing for 7,000,000 new shares for such equity incentives, approval of the Amended Plan by our stockholders will re-start the ten year term of the Amended Plan, so that unless terminated sooner, the Amended Plan will terminate in February 2024.
We believe it is critical for our long-term success that the interests of our employees, consultants and directors are tied to our success as “owners” of our business. The equity incentive programs we have in place have worked to build stockholder value by attracting and retaining extraordinarily talented employees, consultants and directors. We believe we must continue to offer a competitive equity compensation packages in order to attract and motivate the talent necessary for our continued growth and success.
Approval of the Amended Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance-based stock and cash awards under the Amended Plan that may continue to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the Amended Plan, which includes terms regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the Amended Plan (as described in the summary below).
We believe it is in the best interests of the company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code in the future. However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

We Manage our Equity Incentive Award Use Carefully
We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. We carefully monitor our annual burn rate to ensure that we maximize stockholders’ value by granting only the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, directors and consultants.
Over the last three years, we have maintained an average equity award burn rate of 5.95% per year. We calculate our burn rate as shares covered by new equity awards granted during each year as a percentage of the weighted average common shares outstanding during the year. Shares underlying performance-based or market condition-based equity awards are included in our burn rate in the year in which such awards are granted and deplete the share reserve of our equity incentive plans as of the end of such year. As shown in the following chart, in our three-year average burn rate calculation we apply a multiplier of 1.5 to stock awards other than stock options and stock appreciation rights (“Full-Value Grants”) so the “Total Awards Granted” is the sum of the number of “Option Grants” plus 1.5 times the number of “Full-Value Grants” each year:

Year Ended December 31,	Option Grants	Full-Value Award Grants	Total Awards Granted	Weighted Average Common Shares Outstanding	Burn Rate
2013	2,331,500	30,000	2,376,500	58,520,614	4.06%
2012	2,486,000	843,968	3,751,952	56,953,993	6.59%
2011	1,902,500	1,362,329	3,945,994	54,908,223	7.19%
Three year average burn rate					5.95%
The Amended Plan Combines Compensation and Governance Best Practices
The Amended Plan continues to include provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•
Flexibility in designing equity compensation scheme. The Amended Plan allows us to provide a broad array of equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards and performance-based cash awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

•
Broad-based eligibility for equity awards. We grant equity awards to a significant number of our employees. By doing so, we tie our employees’ interests with stockholder interests and motivate our employees to act as owners of the business.

•
Stockholder approval is required for additional shares. The Amended Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a direct say on our equity compensation programs.

•
Repricing is not allowed. The Amended Plan prohibits the repricing of outstanding equity awards and the cancellation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards, without prior stockholder approval.

•
Share counting provisions. The share reserve under the Amended Plan is reduced one share for each share of common stock issued pursuant to a stock option or stock appreciation right and 1.5 shares for each share of common stock issued pursuant to a restricted stock, restricted stock unit award, performance-based stock award, or other stock award. This helps to ensure that management and our Compensation Committee are using the share reserve effectively and with regard to the value of each type of equity award.

•	Seven Year Term. Stock option awards granted under the Amended Plan have a term of no more than seven years, thereby limiting the potential for unproductive overhang.

•
Submission of Amended Plan amendments to stockholders. The Amended Plan requires stockholder approval for material amendments, including as noted above, any increase in the number of shares reserved for issuance under the Amended Plan.

•
Reasonable limit on equity awards. The Amended Plan limits the number of shares of common stock available for equity awards such that no employee may be granted an equity award covering more than 2,000,000 shares in a calendar year.

Vote Required and Board Recommendation
The affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote at our Annual Meeting of Stockholders is required to approve the Amended Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote “For” the approval of the Amended Plan.
Description of the Amended Plan
The material features of the Amended Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended Plan. Stockholders are urged to read the actual text of the Amended Plan in its entirety, which is appended to this proxy statement as Appendix A and may be accessed from the SEC’s website at www.sec.gov.
Purpose
The Amended Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, other stock-related awards, and performance awards that may be settled in cash, stock or other property.
The purpose of the Amended Plan is to provide a means by which employees, directors, and consultants may be given an opportunity to purchase our common stock to assist us in recruiting new employees, consultants and directors, retaining the services of current employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for our success.
Background
The 2009 Plan was adopted by our Board of Directors on April 27, 2009 and approved by our stockholders on June 15, 2009 at our 2009 Annual Meeting and further amended by our Board of Directors on March 1, 2011 and approved by our stockholders on May 2, 2011 at our 2011 Annual Meeting. The 2009 Plan is the successor to and continuation of the Dot Hill Systems Corp. 2000 Amended and Restated Equity Incentive Plan and the Dot Hill Systems Corp. 1995 Incentive Program, as Amended and Restated (the “Prior Plans”). All outstanding stock awards granted under the Prior Plans continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the Prior Plans, but no additional awards have been granted since June 15, 2009.
Shares Available for Awards
If this Proposal No. 2 is approved, the total number of shares of our common stock reserved for issuance under the Amended Plan will not exceed the sum of the (i) the 20,520,535 shares currently reserved for issuance under the 2009 Plan which were previously approved by our Board of Directors and stockholders, plus (ii) an additional 7,000,000 new shares. This aggregate number is referred to as the “Share Reserve.” For clarity, the 20,520,535 shares currently reserved for issuance under the 2009 Plan includes shares underlying outstanding options and other stock awards that if canceled, terminated or otherwise not issued will become available again for the grant of stock awards under the 2009 Plan.
The number of shares available for issuance under the Amended Plan is reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.5 shares for each share of common stock issued pursuant to a restricted stock, restricted stock unit, performance stock award, or other stock award granted under the Amended Plan.
If a stock award expires or otherwise terminates without having been exercised in full or is settled in cash, such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the common stock that may be issued pursuant to the Amended Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to us because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares which are forfeited shall revert to and again become available for issuance under the Amended Plan. Any shares reacquired by us pursuant to our withholding obligations or as consideration for the exercise of a stock option or stock appreciation right shall not again become available for issuance under the Amended Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the Amended Plan.
To the extent there is a share of common stock issued pursuant to a restricted stock award, restricted stock unit award, performance stock award or other stock award and such share of common stock again becomes available for issuance under the Amended Plan, then the number of shares of common stock available for issuance under the Amended Plan shall increase by 1.5 shares.

As of December 31, 2013, stock options to purchase approximately 9,850,498 shares were outstanding, awards other than stock options and stock appreciation rights covering an aggregate of 92,811 shares were outstanding. As of December 31, 2013, 2,684,232 shares remained available for future grant under the 2009 Plan and 293,124 shares were available for future grant under our Amended and Restated 2000 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). The weighted average exercise price of all stock options outstanding as of December 31, 2013 was approximately $2.58 and the weighted average remaining term of such stock options was approximately 4.35 years. A total of 59,137,672 shares of our common stock were outstanding as of December 31, 2013.
Eligibility
Incentive stock options may be granted under the Amended Plan only to our employees and employees of our affiliates. Our employees, consultants and directors and employees and consultants of our affiliates are eligible to receive all other types of awards under the Amended Plan. As of March 14, 2014, our approximately 300 employees, 6 directors and 7 consultants are eligible to participate in the Amended Plan.
Administration
The Amended Plan is administered by the Board of Directors, which may in turn delegate authority to administer the plan to a committee. The Board of Directors has delegated administration of the Amended Plan to the Compensation Committee. Subject to the terms of the Amended Plan, the Compensation Committee determines the recipients, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Compensation Committee also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the Amended Plan.
Repricing, Cancellation and Re-Grant of Stock Awards
The Amended Plan expressly provides that, without the approval of the stockholders within 12 months prior to such event, the Compensation Committee shall not have the authority to reduce the exercise price of any outstanding stock awards under the Amended Plan or cancel any outstanding stock awards that have an exercise price or strike price greater than the current fair market value of the common stock in exchange for cash or other stock awards under the Amended Plan.
Vesting
Stock options granted under the Amended Plan may become exercisable in cumulative increments, or “vest,” as determined by our Compensation Committee at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended Plan may be subject to different vesting schedules as our Compensation Committee may determine. The Compensation Committee also has flexibility to provide for accelerated vesting of equity awards in certain events.
Stock Options
Stock options may be granted under the Amended Plan pursuant to stock option agreements. The Amended Plan permits the grant of stock options that qualify as incentive stock options, or ISOs, and non-statutory stock options, or NSOs. Generally, the exercise price for a stock option cannot be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations” below) the exercise price for an ISO may not be less than 110% of such fair market value. As of March 14, 2014, the closing price of our common stock as reported on the NASDAQ Stock Market was $3.92 per share.
In general, the term of stock options granted under the Amended Plan may not exceed seven years. Except as explicitly provided otherwise in an option holder’s award agreement, stock options granted under the Amended Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the participant’s death) within 18 months following the participant’s death by the person or persons to whom the rights to such stock option have passed; (iii) the participant is terminated for cause in which case the stock option will cease to be exercisable immediately upon the participant’s termination, or (iv) the stock option by its terms specifically provides otherwise. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws. The amount of time allowable after termination to exercise a stock option may be extended if upon exercise the participant would be in violation of the registration requirements under the Securities Act. In such cases, the applicable period within which a participant may exercise a stock option after termination is extended to the time in which the exercise of the stock option would not be in violation of such laws or policies. In no event may a stock option be exercised after its expiration date.

Acceptable forms of consideration for the purchase of our common stock issued under the Amended Plan will be determined by the Compensation Committee and may include cash, check, bank draft or money order made payable to us, common stock previously owned by the option holder, payment through a broker assisted exercise or, for NSOs only, a net exercise feature, or other legal consideration approved by the Compensation Committee.
Generally, an option holder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an option holder may designate a beneficiary who may exercise the stock option following the option holder’s death.
Limitations
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of our equity compensation plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate of ours unless the following conditions are satisfied:

•	the stock option exercise price must be at least 110% of the fair market value of the stock subject to the stock option on the date of grant; and

•	the term of any ISO award must not exceed five years from the date of grant.
The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs shall be twice the number of shares of common stock in the Share Reserve, which is 55,041,070 if this Proposal No. 2 is approved. In addition, no employee may be granted stock options, stock appreciation rights, or other stock awards under the Amended Plan covering more than 2,000,000 shares of our common stock in any calendar year.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s past or future services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Compensation Committee. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Compensation Committee. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the Amended Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Compensation Committee. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock as deemed appropriate by our Compensation Committee, or in any other form of consideration determined by the Compensation Committee and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended Plan pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right is determined by the Compensation Committee, and shall in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The Compensation Committee may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in any combination of the two, or any other form of legal consideration approved by the Compensation Committee and contained in the stock appreciation rights agreement. Stock Appreciation Rights shall be subject to the same conditions upon termination and restrictions on transfer as stock options under the Amended Plan.

Performance- Based Awards
The Amended Plan provides for the grant of two types of performance awards: performance-based stock awards and performance-based cash awards. Performance-based awards may be granted, vest or be exercised based upon the attainment during a certain period of time of certain performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Compensation Committee. The maximum amount to be granted to any individual in a calendar year attributable to such performance awards may not exceed 2,000,000 shares of our common stock in the case of performance-based stock awards, or $2,000,000 in the case of performance cash awards.
Performance goals under the Amended Plan are determined by the Board or the Compensation Committee, based on any one or more performance criteria, including but not limited to: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) revenue; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) share price performance; (xxviii) debt reduction; (xxix) implementation or completion of projects or processes; (xxx) customer satisfaction; (xxxi) stockholders’ equity; (xxxii) capital expenditures; (xxxiii) debt levels; (xxxiv) operating profit or net operating profit; (xxxv) workforce diversity; (xxxvi) growth of net income or operating income; (xxxvii) billings; (xxxviii) bookings; (xxxix) employee retention; (xxxx) budget management; (xxxxi) research progress; (xxxxii) strategic partnerships; and (xxxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), other measures of performance selected by the Board.
The Board is authorized to determine whether, when calculating the attainment of performance goals for a performance period, to exclude one or more of the following: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (xii) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period.
Compensation attributable to performance-based awards under the Amended Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and (iii) the Compensation Committee certifies in writing prior to the granting, payment or exercisability of the award that the performance goal has been satisfied.
Other Stock Awards
Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the Amended Plan. The Compensation Committee has sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee.

Changes to Capital Structure
In the event that there is a specified type of change in our capital structure not involving the receipt of consideration by us, such as a stock split or stock dividend, the Board will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.
Corporate Transactions
In the event of a corporate transaction, unless otherwise provided in a written agreement between us or any of our affiliates and the holder of the stock award, or expressly provided by the Board or the Compensation Committee at the time of grant of a stock award, in the event of a corporate transaction (as specified in the Amended Plan and described below), all outstanding stock awards under the Amended Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with us or an affiliate has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will terminate if not exercised prior to the effective date of the corporate transaction, and (ii) with respect to any stock awards that are held by individuals whose continuous service with us or an affiliate of ours has terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by us with respect to such stock awards shall not terminate and may continued to be exercised notwithstanding the corporate transaction). In the event a stock award will terminate if not exercised, the Board or the Compensation Committee may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment equal to the excess of the value of the property the holder would have received (which may include any unvested portion of the stock award) upon exercise over any exercise price.
For purposes of the Amended Plan, a corporate transaction will be deemed to occur in the event of the consummation of (i) a sale, lease or other disposition of all or substantially all of our assets, (ii) a sale or other disposition of more than 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction in which we are not the surviving corporation, or (iv) a reverse merger, consolidation or similar transaction in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.
A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the Amended Plan), as provided in the stock award agreement or in any other written agreement between us or any affiliate of ours and the participant, but in the absence of such provision, no acceleration shall occur.
The acceleration of vesting of an award in the event of a corporate transaction or change in control under the Amended Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Dot Hill.
Plan Amendments
The Board of Directors or Compensation Committee has the authority to amend or terminate the Amended Plan. However, no amendment or termination of the Amended Plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the Amended Plan as required by applicable law and listing requirements.
Plan Termination
Unless sooner terminated by the Board or the Compensation Committee, the Amended Plan shall automatically terminate on the day before the tenth anniversary of the date the Amended Plan is adopted by the Board or approved by our stockholders, whichever is earlier. If the stockholders approve this Proposal No. 2, the Amended Plan will terminate on February 26, 2024.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Non-statutory Stock Options
Generally, there is no taxation upon the grant of a NSO where the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an option holder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the option holder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The option holder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the option holder’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the option holder.
Incentive Stock Options
The Amended Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an option holder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the option holder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an option holder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the option holder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the option holder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the option holder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction in an amount equal to the taxable ordinary income realized by the option holder, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award, will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Equity Compensation Plan Information
The following table provides certain information as of December 31, 2013, with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights (a)	Weighted-average exercise price of outstanding stock options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	9,943,309	$2.58	4,036,076	(3)
Equity compensation plans not approved by security holders(2)	—	—	—
Total	9,943,309	$2.58	4,036,076

(1)
Represents the 2000 Plan, the 2009 Plan, the Directors’ Plan, and the 2000 Amended and Restated Employee Stock Purchase Plan, as amended. The 2000 Amended and Restated Employee Stock Purchase Plan terminated on January 31, 2014.

(2)	As of December 31, 2013, we did not have any equity compensation plans that were not approved by our stockholders.
(3)
Includes 2,684,232 shares remaining available under the 2009 Plan, 293,124 shares remaining available under the Directors’ Plan, and 1,058,720 shares available under the 2000 Amended and Restated Employee Stock Purchase Plan, as amended.

New Plan Benefits
Awards under the 2009 Plan and the Amended Plan are discretionary, and we have not approved any awards that are conditioned on stockholder approval of the Amended Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the Amended Plan. Information about awards granted under the 2009 Plan to the Named Executive Officers in 2013 is reflected in the Summary Compensation Table included herein.
Required Vote and Recommendation of the Board of Directors
Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on Proposal No.2 and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.
The Board of Directors believes that approval of Proposal No. 2 is in our best interests and the best interests of our stockholders for the reasons stated above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3
APPROVAL OF 2014 EMPLOYEE STOCK PURCHASE PLAN
Overview
On January 21, 2014, the Board of Directors adopted the Dot Hill Systems Corp. 2014 Employee Stock Purchase Plan, or the ESPP, subject to stockholder approval. There are 4,000,000 shares of common stock reserved for issuance under the ESPP. We previously maintained the Dot Hill Systems Corp. 2000 Amended and Restated Employee Stock Purchase Plan (the “Prior ESPP”), which terminated after the last purchase on January 31, 2014.
We believe that the ESPP is an integral part of our long-term compensation philosophy for our employees, encourages stock ownership by our employees and serves to align their interests with the interests of our stockholders. In order to avoid a break in benefits when the Prior ESPP terminated, eligible employees have been permitted to enroll in the ESPP and contribute payroll deductions, but no shares have been issued under the ESPP. If this Proposal 3 is approved by our stockholders, the ESPP will continue to be effective and employee contributions will be used to purchase shares under the ESPP on the first purchase date scheduled after the Annual Meeting. If our stockholders do not approve this Proposal 3, the ESPP will not become effective, all contributions under the ESPP will be refunded to employees and no shares will be purchased or otherwise issued under the ESPP.
Vote Required and Board Recommendation
The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the ESPP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum and will have the same effect as negative votes. The Board of Directors recommends a vote “For” the approval of the ESPP.
Description of the ESPP
The material features of the ESPP are outlined below. This summary is qualified in its entirety by reference to the complete text of the ESPP. Stockholders are urged to read the actual text of the ESPP in its entirety, which is appended to this proxy statement as Appendix B and may be accessed from the SEC’s website at www.sec.gov.
Purpose
The purpose of the ESPP is to provide a means by which our employees of our company (and any parent or subsidiary of our company designated by the Board of Directors to participate in the ESPP) may be given an opportunity to purchase common stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of our company and our affiliates. Approximately 300 of our employees are eligible to participate in the ESPP.
The rights to purchase common stock granted under the ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.
Administration
The Board of Directors administers the ESPP and has the final power to construe and interpret both the ESPP and the rights granted under it. The Board of Directors has the power to delegate administration of the ESPP to a committee composed of not fewer than two members of the Board. The Board of Directors has delegated administration of the ESPP to the Compensation Committee. The Compensation Committee has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase our common stock will be granted and the provisions of each offering of such rights (which need not be identical).
Shares Available under the ESPP
Subject to approval of this Proposal No. 3, an aggregate of 4,000,000 shares of common stock are reserved for issuance under the ESPP. If rights granted under the ESPP expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the ESPP. Shares subject to purchase rights granted under the ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the ESPP. The shares of common stock purchasable under the ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market.

Offerings
The ESPP is implemented by offerings of rights to all eligible employees from time to time. The maximum length for an offering under the ESPP is twenty-seven (27) months. The provisions of separate offerings need not be identical. When an eligible employee elects to join an offering period, he or she is granted a purchase right to acquire shares of common stock on each purchase date within the offering period. On the purchase date, all payroll deductions collected from the participant are automatically applied to the purchase of common stock, subject to certain limitations (which are described further below under “Eligibility”).  The Board of Directors approved an offering under the ESPP that began on February 1, 2014, immediately following the termination of the Prior ESPP and consists of one purchase period. If this Proposal No. 3 is approved, this offering will end, and shares will be purchased, on May 12, 2014. Thereafter, the Board of Directors has authorized offerings that are approximately six months in length with purchases on or about May 12 and November 12 each year, although the Board of Directors or the Compensation Committee retains the discretion to change the terms of future offering and purchase periods under the ESPP. If this Proposal No. 3 is not approved, the current offering will immediately cease and no shares will be purchased under the ESPP.
Eligibility
The Compensation Committee has the power to exclude certain part-time employees and certain highly compensated employees under applicable tax laws. No employee is eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock or of any parent or subsidiary of our company. In addition, no employee may purchase more than $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of our Company and our subsidiary companies in any calendar year; provided that any unused limit in one year may be carried over to the extent permitted by applicable tax laws.
Participation in the ESPP
Eligible employees enroll in the ESPP by delivering to us, prior to the date selected by the Compensation Committee as the offering date for the offering, an agreement authorizing payroll deductions. Currently, such payroll deductions are limited to up to 15% of an employee’s earnings during the offering.
Purchase Price
The purchase price per share at which shares of common stock are sold in an offering under the ESPP may not be less than the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of common stock on the purchase date (i.e., the last day of the applicable purchase period). As of March 14, 2014, the closing price of our common stock as reported on the NASDAQ Stock Market was $3.92 per share.
Payment of Purchase Price; Payroll Deductions
The purchase price of the shares is accumulated by payroll deductions over the offering. To the extent permitted in the offering document, a participant may increase, reduce or terminate his or her payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the ESPP and deposited with our general funds. To the extent permitted in the offering document, a participant may make additional payments into such account.
Purchase of Stock
In connection with offerings made under the ESPP, the Compensation Committee may specify a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the number of shares of common stock remaining available under the ESPP, or the maximum number of shares that may be purchased on a single purchase date across all offerings, the Compensation Committee would make a pro rata allocation (based on each participant’s accumulated payroll deductions) of available shares. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.
Withdrawal
While each participant in the ESPP is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the ESPP. Such withdrawal may be elected at any time prior to the end of the applicable offering, except as otherwise provided in the offering.

Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not prevent such employee from participating in subsequent offerings under the ESPP.
Termination of Employment
Unless otherwise specified by the Compensation Committee, a participant’s rights under any offering under the ESPP terminate immediately upon cessation of the participant’s employment for any reason (subject to any post-employment participation period required by law), and we will distribute to such participant all of his or her accumulated payroll deductions, without interest.
Restrictions on Transfer
Rights granted under the ESPP are not transferable except by will, the laws of descent and distribution, or by a beneficiary designation. During the lifetime of the participant, such rights may only be exercised by the participant.
Adjustment Provisions
Upon certain transactions by our Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction, the ESPP share reserve, the outstanding purchase rights thereunder, and any purchase limits will be appropriately adjusted as to the class and maximum number of shares subject thereto.
 Effect of Certain Corporate Transactions
In the event of a corporate transaction (as defined below), any surviving or acquiring corporation (or its parent company) may assume or continue outstanding purchase rights under the ESPP or may substitute similar rights for such purchase rights. If the surviving or acquiring corporation (or its parent company) in a corporate transaction does not assume or continue purchase rights outstanding under the ESPP or does not substitute similar rights for such purchase rights, then the participants’ accumulated payroll deductions will be used to purchase common stock within ten business days prior to the corporate transaction under outstanding purchase rights, and the participants’ purchase rights under the ongoing offering will terminate immediately after such purchase.
Under the ESPP, a “corporate transaction” means (i) a sale or other disposition of all or substantially all, as determined by the Board of Directors in its sole discretion, of the consolidated assets of our Company and its subsidiaries; (ii) a sale or other disposition of at least 90% of the outstanding securities of our company; or (iii) a merger, consolidation or similar transaction following which our Company is not the surviving corporation; (iv) a merger, consolidation or similar transaction following which our Company is the surviving corporation but the shares of common stock outstanding immediately preceding such transaction are converted or exchanged by virtue of the transaction into other property; or (v) our stockholders of the Board of Directors approves a plan of complete dissolution or liquidation or a complete dissolution or liquidation otherwise occurs, except for a liquidation into a parent corporation.
Duration, Amendment and Termination
The Compensation Committee may amend, suspend or terminate the ESPP at any time. However, except in regard to capitalization adjustments, any amendment to the ESPP must be approved by the stockholders if the amendment (i) materially increases the number of shares of common stock available for issuance under the ESPP, (ii) materially expands the class of individuals eligible to participate under the ESPP, (iii) materially increases the benefits accruing to participants under ESPP or materially reduces the price at which shares of common stock may be purchased under the ESPP, (iv) materially extends the term of the ESPP, or (v) expands the types of awards available for issuance under the ESPP, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.
The Compensation Committee may amend outstanding purchase rights without a participant’s consent if such amendment is necessary to ensure that the purchase right and/or the ESPP complies with the requirements of Section 423 of the Code.
Rights granted before amendment or termination of the ESPP will not be impaired by any amendment or termination of the ESPP without consent of the employee to whom such rights were granted, except with the consent of the participant, as necessary to comply with applicable laws, or as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

U.S. Federal Income Tax Information
The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside.  The information is based upon current federal income tax rules and therefore is subject to change when those rules change.  Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an option or the disposition of common stock acquired under the ESPP.  The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Rights granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right, until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares.
If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of:
(1) the excess of the fair market value of the stock at the time of such disposition over the purchase price, or
(2) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income.
Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.
If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.
There are no federal income tax consequences to us by reason of the grant or exercise of rights under the ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).
New Plan Benefits

2014 Employee Stock Purchase Plan
Name and position	Dollar value ($)	Number of shares subject to stock awards (#)
Dana W. Kammersgard, President and Chief Executive Officer	(1)	(1)
Hanif I. Jamal, Senior Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary	(1)	(1)
All Current Executive Officers as a Group	(1)	(1)
All Current Non-Executive Directors as a Group (2)	(2)	(2)
All Current Employees as a Group (including all current non-executive officers)	(1)	(1)

(1)
Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

There are current outstanding purchase rights under the ESPP that were granted on February 1, 2014 and are subject to stockholder approval of the ESPP. Under the ESPP, beginning on February 1, 2014, each eligible employee may elect to contribute up to 15% of his or her eligible earnings to purchase shares on May 12, 2014 at a price per share equal to the lesser of (i) 85% of $4.88 (the last closing price of our common stock as of February 1, 2014) and (ii) 85% of the closing price of our stock on May 12, 2014. If our stockholders approve this Proposal No. 3, the value and number of shares which may be purchased under these outstanding purchase rights will be dependent upon (i) the employee’s decision of whether to participate in the ESPP and if so, at what contribution rate, which may be changed from time to time, (ii) the employee’s eligible earnings during the period, (iii) the employee remaining eligible to participate as of the May 12, 2014 purchase date and (ii) the price of our common stock on the May 12, 2014 purchase date.

Both the terms of the ESPP and the Code impose certain maximum limits on the number of shares that may be purchased under outstanding purchase rights. Under the terms of the ESPP, the maximum amount of shares that may be purchased on May 12, 2014 by all employee participants is 750,000 shares and the maximum amount of shares that may be purchased on May 12, 2014 by any one employee participant is 10,000 shares. Additionally, under Code requirements, no employee may purchase more than $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) under the ESPP in any calendar year and therefore, the maximum amount of shares that may be purchased on May 12, 2014 by any one employee participant is further limited to 5,122 shares. The dollar value of shares purchased under outstanding purchase rights will be determined based on the closing price of our common stock on the May 12, 2014 purchase date.

(2)	Only employees may participate in the ESPP; therefore none of our directors who are not executive officers may participate in the ESPP.
Required Vote and Recommendation of the Board of Directors
Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on Proposal No. 3 and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.
The Board of Directors believes that approval of Proposal No. 3 is in our best interests and the best interests of our stockholders for the reasons stated above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
At our 2011 Annual Meeting of Stockholders, our stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board of Directors has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s Chief Executive Officer and Chief Financial Officer, who are the named executive officers as disclosed in this proxy statement (the “Named Executive Officers”) in accordance with SEC rules.
Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
The compensation of the Company’s Named Executive Officers subject to the vote is disclosed in the “Compensation Discussion and Analysis,” the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles, are strongly aligned with our stockholders’ interests and are consistent with current market practices. Compensation of the Company’s Named Executive Officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment. Please read the “Executive Compensation—Compensation Discussion and Analysis” beginning on page 35 of this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2013 compensation of our Named Executive Officers.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes will have no effect and will not be counted towards the vote total.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 4.

PROPOSAL NO. 5
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the fiscal year ending December 31, 2014 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by our stockholders at the annual meeting. Deloitte has audited the Company’s financial statements since 1999. Representatives of Deloitte are expected to be present at the 2014 Annual Meeting of Stockholders. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Dot Hill and our stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy entitled to vote at the annual meeting will be required to ratify the selection of Deloitte. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
Principal Accountant Fees and Services
In connection with the audit of the 2013 financial statements, and the review of the 2013 quarterly financial statements, the Company entered into an engagement agreement with Deloitte which sets forth the terms by which Deloitte will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages. The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2013 and 2012 by Deloitte, the Company’s principal accountant, and its affiliates.

	Fiscal Year Ended December 31,
	2013	2012
Audit Fees(1)	$737,854	$757,625
Tax Fees(2)	14,061	23,719
Total Fees	751,915	781,344

(1)
Represents fees for services rendered for the audit and/or reviews of our financial statements. Also includes fees for services associated with SEC registration statements, periodic reports and other documents filed with the Securities and Exchange Commission, or the SEC, or other documents issued in connection with securities offerings (e.g., consents), assistance in responding to SEC comment letters and audit services provided in connection with other statutory or regulatory filings.

(2)	Represents fees for professional services rendered for tax compliance. The nature of these services was to prepare tax returns for various foreign branches and subsidiaries.
All fees described above were approved by the Audit Committee.
During the fiscal year ended December 31, 2013, none of the total hours expended on our financial audit by Deloitte were provided by persons other than Deloitte’s full-time permanent employees.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Deloitte. The Audit Committee’s approval of the scope and fees of the engagement of the independent auditor is given on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of the services other than audit services by Deloitte is compatible with maintaining Deloitte’s independence.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information regarding the beneficial ownership of our common stock as of February 1, 2014 by: (i) each of our directors and nominees, (ii) each of our Named Executive Officers, (iii) all of our directors, nominees and executive officers as a group and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.
Applicable percentages are based on 59,525,448 shares outstanding on February 1, 2014, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on April 2, 2014, which is 60 days after February 1, 2014. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Certain of the options in this table are exercisable at any time but, if exercised, are subject to a lapsing right of repurchase until the options are fully vested.

	Beneficial Ownership(1)
Beneficial Owner(1)	Number of Shares	Percent of Total
Goldman Capital Management, Inc. 767 Third Avenue, 25th Fl New York, NY 10017	5,569,201	9.36%
Dana Kammersgard (2)	2,053,689	3.37%
Hanif I. Jamal (3)	958,593	1.59%
Charles Christ (4)	405,353	*
Roderick Sherwood, III (5)	209,792	*
Richard Mejia, Jr. (6)	169,792	*
Thomas H. Marmen (7)	169,792	*
Debra E. Tibey (8)	122,292	*
Barry A. Rudolph (9)	109,792	*
All directors, nominees and executive officers as a group (eight persons)(10)	4,199,095	6.95%

*	Less than one percent.

(1)	Except as otherwise noted above, the address for each person or entity listed in the table is c/o Dot Hill Systems Corp., 1351 South Sunset Street, Longmont, Colorado 80501.

(2)	Includes options to purchase 1,391,666 shares exercisable within 60 days of February 1, 2014.

(3)	Includes options to purchase 743,332 shares exercisable within 60 days of February 1, 2014.

(4)	Includes 14,170 shares of unvested stock awards and options to purchase 172,292 shares exercisable within 60 days of February 1, 2014.

(5)	Includes options to purchase 172,292 shares exercisable within 60 days of February 1, 2014.

(6)	Includes options to purchase 132,292 shares exercisable within 60 days of February 1, 2014.

(7)	Includes options to purchase 132,292 shares exercisable within 60 days of February 1, 2014.

(8)	Includes options to purchase 87,709 shares exercisable within 60 days of February 1, 2014 (14,583 of which are unvested).

(9)	Includes options to purchase 68,334 shares exercisable within 60 days of February 1, 2014 (23,958 of which are unvested).

(10)	Includes options to purchase 2,900,209 shares exercisable within 60 days of February 1, 2014 (38,541 of which are unvested).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis describes the material elements of compensation for our Named Executive Officers for 2013, Dana W. Kammersgard, President and Chief Executive Officer and Hanif I. Jamal, Senior Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary. Our Compensation Committee is primarily responsible for decisions regarding compensation of our Named Executive Officers.
Executive Summary
Our goal is to provide a competitive total compensation package with significant emphasis on pay-for-performance. Accordingly, a significant portion of our executive officers’ compensation is contingent on the Company’s performance in order to drive accomplishments that enhance stockholder value and align the interests of our executives and our stockholders. This means that our executives will not realize the total potential value of their compensation package unless performance goals, the significant majority of which are directly tied to Company performance, are achieved. The Company remains committed to this philosophy of paying for performance, recognizing that the competitive market for talented executives and the volatility of its business may result in highly variable compensation in any particular time period. The Compensation Committee gives careful consideration to the Company’s executive compensation program, including each element of compensation for each executive officer. The Compensation Committee believes our executive compensation program is reasonable in light of the programs of our peer group companies and the Company’s current financial position. The Compensation Committee believes that the programs used by our peer group companies should serve as a guide, but should not necessarily be the exact program that is used to compensate our Named Executive Officers. Our Compensation Committee also believes that our compensation program gives the executive officers appropriate incentives, based on each officer’s responsibilities, achievements and ability to contribute to the Company’s performance. We also believe that our executive officers make significant contributions toward creating stockholder value. Finally, we believe that the Company’s compensation structure and practices encourages management to work for real innovation, business improvements and outstanding stockholder returns, without taking unnecessary or excessive risks.
2013 Compensation Program Highlights:

•
A significant portion of our executive officers’ compensation is contingent on the Company's performance. Our annual performance-based bonus awards for our Named Executive Officers are dependent on key company performance goals and we grant stock option awards to our Named Executive Officers that have value only if our stock price increases over time and the officer remains employed with us.

•	In line with our pay-for-performance philosophy, we offer reasonable employment agreements that do not contain multi-year guarantees for salary increases or non-performance-based guaranteed bonuses.

•	Each of the Named Executive Officers is employed at will and is expected to demonstrate exceptional performance in order to continue serving as a member of the executive team.

•
Our 2009 Plan prohibits the re-pricing, exchange or cashing out of stock awards, including stock options, without stockholder approval within 12 months prior to such re-pricing. We did not re-price any stock options in 2012 or 2013, despite the fact that our executives held stock options which were underwater. This reflects our commitment to our pay-for-performance philosophy.

•
We do not provide excessive severance or change of control arrangements which provide for cash payments exceeding three times an executive's base salary and bonus. Our change of control arrangements with our Named Executive Officers provide for cash payments of up to a maximum of 1.25 times annual base salary (not including bonus) upon the occurrence of certain change of control events.

•	We do not provide any tax gross-up benefits for excise taxes associated with change of control compensation.

•
Our Compensation Committee regularly assesses the Company's individual and total compensation programs against peer companies, the general marketplace and other industry data points and the Compensation Committee utilizes an independent consultant to engage in ongoing independent review of all aspects of our executive compensation programs. These inputs and data serve as guidelines to our Compensation Committee in determining the compensation programs and levels for our Named Executive Officers.

Impact of Fiscal 2013 Stockholder Advisory Vote on Executive Compensation
In May 2013, we conducted a non-binding advisory vote on the compensation of the Named Executive Officers, commonly referred to as a “say on pay” vote, at our Annual Meeting of Stockholders. Our stockholders approved the compensation of the Named Executive Officers, with approximately 94% of stockholder votes cast in favor of our executive compensation program.
As the Compensation Committee evaluated our executive compensation policies and practices throughout 2013, they were mindful of the support our stockholders expressed for our compensation philosophy and objectives. After careful consideration with multiple discussions, the Compensation Committee decided to retain our general approach to executive compensation which they believe places an emphasis on incentive compensation that rewards our most senior executives when they deliver value for our stockholders, and made no significant changes to our executive compensation program. We intend to maintain a strong relationship and correlation between the outcome of actual compensation delivered and the outcome of actual business results delivered against objectives.
Consistent with the recommendation of the Board of Directors and the preference of our stockholders as reflected in the advisory vote on the frequency of future say on pay votes conducted at our 2011 Annual Meeting of Stockholders, the Board of Directors has adopted a policy providing for annual advisory votes on the compensation of the Named Executive Officers. Accordingly, following the 2014 Annual Meeting of Stockholders, the next advisory vote on the compensation of the Named Executive Officers will take place in 2015.
General
Our executive compensation structure is designed to attract, motivate and retain the services of executive management and to align the interests of our executives with those of our stockholders. We aim to provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, annual performance-based bonus and long-term equity incentives. We place significant emphasis on pay-for-performance-based incentive compensation programs. These programs are designed to reward the achievement of corporate and individual goals. This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to our Named Executive Officers.
Our executive compensation program has been designed by the Compensation Committee of our Board of Directors to:

•
Attract and retain highly skilled and experienced team members by targeting a compensation structure that is competitive with those offered by other companies with whom we compete for management talent;

•	Closely align compensation for our executive management team with our short-term and long-term performance;

•	Build stockholder value by providing incentives based on achievement of corporate goals;

•	Establish compensation programs that are equitable internally within Dot Hill; and

•	Provide differentiated compensation based on individual performance.
The Compensation Committee is comprised of independent directors within the meaning of the applicable SEC and NASDAQ rules. The Compensation Committee responsibilities and duties are outlined in detail under the heading “Information Regarding the Board of Directors and Corporate Governance—Compensation Committee” and the Compensation Committee charter, which is available on our website at www.dothill.com. A primary responsibility of the Compensation Committee is to determine compensation for our Named Executive Officers, including reviewing and approving annual corporate and individual goals.
To aid the Compensation Committee in performing its duties, our Chief Executive Officer and Audit Committee of the Board of Directors provides recommendations concerning the compensation of the Chief Financial Officer and the Compensation Committee is solely responsible for determining the Chief Financial Officer's compensation. The Compensation Committee deliberates and discusses the performance of the Chief Executive Officer with input from the Board of Directors and is solely responsible for determining the Chief Executive Officer’s compensation. Additionally, each executive officer participates in establishing the key policies for Dot Hill as well as the objectives of our company as a whole.
We evaluate the achievement of our corporate and individual goals on a quarterly basis as well as at the end of the completed fiscal year. At the end of each quarter, we review the progress being made toward achievement of the corporate financial goals as well as each executive’s overall ongoing performance, if necessary. At the end of the year, we review final results versus goals and establish performance goals for the next fiscal year.

Competitive Market Review
Our market for experienced management is highly competitive. We aim to attract and retain the most highly qualified executives to manage each of our business functions. In doing so, we attempt to draw upon a pool of talent that is highly sought after by both large and established high tech companies. We believe we have competitive advantages in our ability to offer significant upside potential through long-term and performance-based equity incentives. Nonetheless, we must recognize market cash compensation levels and satisfy the day-to-day financial requirements of our candidates through competitive base salaries and performance-based bonuses.
A comprehensive market review is conducted at least every other year, and in advance of determining compensation levels for our Named Executive Officers. Our Compensation Committee reviews survey and peer company data from various sources prepared by our independent compensation consultant that analyzes various cross-sections of our industry, as well as relevant geographical areas. The Compensation Committee reviews a detailed assessment of our executive compensation against market data. Our targeted guideline pay position to the market is around the 50th percentile for all compensation elements, in order to maintain a compensation structure that is competitive with those offered by other companies with whom we compete for management talent. However, the Compensation Committee may decide to compensate a Named Executive Officer above or below the 50th percentile for one or all compensation elements based on numerous factors including individual performance, contribution to the Company, Company performance, tenure and the ability to retain and recruit such officers.
Role of our Independent Compensation Consultants
Since 2011, the Compensation Committee has engaged the services of Radford, an Aon Hewitt Company, to conduct an independent competitive review and analysis of the compensation arrangements for the Company’s Named Executive Officers. The review included assessments of Dot Hill’s compensation philosophy and peer group and market data used to conduct compensation benchmarking assessments. In addition, the Compensation Committee asked Radford to perform a detailed examination and competitive assessment based on their recommended peer group for base salary, target total cash, actual total cash, long-term incentives, beneficial ownership, value of current executive holdings, overall equity usage and equity allocation.
Radford reports directly to the Compensation Committee, which maintains the authority to direct their work and engagement, and advises the Compensation Committee. Radford does not provide any services to the Company other than these compensation services it provides to the Compensation Committee. The cost of compensation services provided by Radford to the Company in 2013 did not exceed $20,000. The Compensation Committee received information from Radford about potential conflicts of interest and has analyzed whether the work of Radford as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to the Company by Radford or any other Aon Hewitt Company; (ii) the amount of fees from the Company paid to Radford or any other Aon Hewitt Company as a percentage of the firm's total revenue; (iii) Radford's policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Radford, any other Aon Hewitt Company or the individual compensation advisors employed by Radford with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Company owned by the individual compensation advisors employed by Radford. Based on these factors, the Compensation Committee determined that there were no conflicts of interest with respect to Radford providing services to the Compensation Committee.
Market Benchmarks and Other Considerations
Fiscal 2013
During fiscal 2012, Radford reviewed the list of peer companies first established in fiscal 2011, against which the Company would benchmark compensation levels and the structure of the Company's executive compensation program. In September 2012, the Compensation Committee reviewed Radford's recommended revised list of peer companies and dropped CommVault Systems, Inc., QLogic Corp., Quantum Corporation, Silicon Graphics International Corporation and Super Micro Computer, Inc. from the list established in 2011. The Compensation Committee added the following seven companies to the new list: Echelon Corporation, Key Tronic Corporation, Novatel Wireless, Inc. PAR Technology Corporation, Rimage Corporation, ShoreTel, Inc. and Symmetricom, Inc. Thus, the final list of 15 peer companies used for setting fiscal 2013 executive compensation was Echelon Corporation, Emulex Corporation, Extreme Networks, Inc., Falconstor Software, Inc., Key Tronic Corporation, NetScout Systems, Inc., Novatel Wireless, Inc., OCZ Technology Group, Inc., PAR Technology Corporation, RadiSys Corporation, Rimage Corporation, SeaChange International, Inc., ShoreTel, Inc., STEC, Inc. and Symmetricom, Inc. The revised peer companies were chosen because they are public computer peripheral and networking equipment companies with $100 million to $400 million in revenue.

The Compensation Committee examined market data of the compensation practices of our peer companies, which we refer to as the "Peer Data". The Peer Data consists of compensation data of our peer companies, from various sources prepared by Radford, including the Radford Global Technology Survey for Computer/Peripheral companies in the Hardware industry segment with revenues of $50 million to $199.99 million and $200 million to $499.99 million. This survey included our 15 peer companies. Radford provided a detailed assessment of several aspects of our executives' compensation, including base salary, target total cash compensation, bonus plan design, long-term incentives, beneficial ownership, value of current executive equity holdings, overall equity usage and allocation and executive compensation governance trends in comparison to the Peer Data.
Radford presented their assessment to the Compensation Committee in November 2012 and again in March 2013 and made specific recommendations with respect to each of the elements of 2013 compensation for the Named Executive Officers.
Fiscal 2014
In August and November 2013, the Compensation Committee reviewed updated executive compensation benchmarking data for base salary, target total cash compensation, bonus plan design, long-term incentives, beneficial ownership, value of current executive equity holdings, and overall equity usage against the Peer Data. In addition, the Compensation Committee reviewed additional compensation data for public companies from the Yahoo Technology Index, FactSet Data and company proxies, with average market capitalization of $739 million and average revenue of $525 million. These companies were in the following technology sectors: Application Software, Communications Equipment, Computer Based Systems, Computer Peripherals, Data Storage Devices, Diversified Computer Systems, Diversified Electronics, Networking and Communications Devices, Printed Circuit Boards, Broad Line, Semiconductor Equipment, Integrated Circuits, Memory Chips, Specialized Semiconductors and Wireless Communications. The Compensation Committee also reviewed the compensation packages for several recently hired chief executive officers and chief financial officers of data storage related companies.
In March 2014, Radford updated their benchmark compensation data for our Named Executive Officers for 13 peer companies. Two peer companies were removed due to acquisitions. These included STEC, Inc. and Symmetricom, Inc. Based on this updated data, the Compensation Committee made specific recommendations to the Compensation Committee with respect to long-term incentive awards. In addition, the Compensation Committee reviewed the results of the 2013 Cash Incentive Program and assessed the effectiveness of the 2013 program. The Committee also reviewed the structure of the program relative to the 13 peer companies and concluded that the structure of the program was appropriate and effective for the Company, but made some minor changes for the 2014 program in terms of the weighting of the performance criteria, as well as the payouts and thresholds.
Components of Executive Compensation Program
To accomplish our executive compensation program objectives, compensation for our executive officers generally consists of the following components: base salary; annual bonus based on corporate and individual performance; and long-term equity incentives, such as stock options, restricted stock and/or performance-based restricted stock intended to provide long-term and performance-based incentives tied to corporate financial performance that increases with the value of our common stock and our performance generally. Prior to the beginning of the year, the Compensation Committee approves an Executive Compensation Plan that sets out the terms of each of these components of compensation to our Named Executive Officers for the following year.
In addition to the compensation set forth in our annual compensation programs, our executive officers are also entitled to potential payments upon specified terminations and in connection with a change of control event. Additionally, our executive officers are entitled to other benefits, such as medical insurance and 401(k) matching, that are generally available to our employees, and perquisites that may be available to select Named Executive Officers as well, if the Compensation Committee determines appropriate. Our Named Executive Officers do not accrue vacation time. Instead, if they wish to take paid time off they are required to obtain agreement from their immediate supervisor.
The Compensation Committee does not have specific guidelines for allocating between cash and non-cash forms of compensation or between long- and short-term compensation. Instead, the Compensation committee uses its judgment to establish for each Named Executive Officer a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our company objectives. However, in line with our pay-for-performance emphasis, the compensation Committee aims to structure a significant portion of the Named Executive Officer's total compensation as performance-based, consisting of performance-based bonus opportunities and long-term equity awards, which align the Named executive Officers' incentives with the interests of our stockholders. Each element of Named Executive Officer compensation and our 2013 compensation decisions with respect to each such element is discussed below. We have also included below a brief discussion of 2014 actions to the extent that they may affect a fair understanding of the Named Executive Officers compensation for 2013.

Base Salary
Base salary reflects the short-term, fixed element of compensation that provides financial stability and security to our named Executive Officers. The Company seeks to establish base salaries that are competitive with market data and that will enable Dot Hill to attract and retain qualified personnel. None of our Named Executive Officers has a guaranteed base salary.
Fiscal 2013
In March 2013, the Compensation Committee approved the 2013 Executive Compensation Plan after reviewing the financial performance of the Company, the individual performance of the each of the Named Executive Officers and the benchmark compensation data prepared by Radford in November 2012 and in March 2013. The Compensation Committee decided not to increase the base salaries for Messrs. Kammersgard and Jamal as Mr. Kammersgard's base salary was between the 25th and 50th percentile and Mr. Jamal's Base Salary was at the 75th percentile of the Peer Data. Accordingly, Messrs. Kammersgard and Jamal's base salary levels remained at $425,000 and $310,000 respectively effective January 1, 2013.
Fiscal 2014
In March 2014, the Compensation Committee approved the 2014 Executive Compensation Plan after reviewing the financial performance of the Company, the individual performance of the each of the Named Executive Officers, the benchmark compensation data prepared by Radford in March 2014, and the available information on recently hired executives at other data storage related companies. The Compensation Committee concluded that the financial performance of the Company had improved significantly in 2013 and the tenure, individual performance and the Company’s ability to attract similar or higher caliber executives to replace our Named Executive Officers has supported compensating these executives at around the 75th percentile of the Peer Data. Therefore, the Compensation Committee decided to increase the annual base salaries for Messrs. Kammersgard and Jamal to $500,000 and $325,000 from $425,000 and $310,000 respectively effective April 1, 2014.
Annual Performance-Based Bonus
Annual performance-based cash compensation is designed to reward our Named Executive Officers for the attainment of key company objectives and serve to align their compensation with our business objectives and performance and with the interests of our stockholders. We generally do not provide guaranteed bonuses. Annual bonuses may be awarded to our Named Executive Officers in accordance with the executive compensation plan for the applicable year, as established by the Compensation Committee.
Fiscal 2013
In March 2013, the Compensation Committee approved the 2013 Executive Compensation Plan that established an annual performance-based cash bonus program, with regard to compensation for Messrs. Kammersgard and Jamal. The bonus that each of Messrs. Kammersgard and Jamal may earn is based upon the level of achievement of specific performance goals, with a target bonus equal to 100% and 65% of Messrs. Kammersgard and Jamal’s base salaries, respectively, for the fiscal year ending December 31, 2013. These target bonuses fall in the 50th and 75th percentile respectively, in comparison to the Peer Data. The plan establishes a 'gate' tied to non-GAAP operating profit, that serves to ensure that a certain level of non-GAAP operating profit must be achieved in order for Messrs. Kammersgard and Jamal to receive an annual performance-based bonus.
The specific performance goals on which the bonuses are based are two financial metrics based on non-GAAP revenue and non-GAAP operating profit for the fiscal year ending December 31, 2013, that are weighted at 40% and 60%, respectively. The financial goals were set at levels the Compensation Committee determined were challenging but could be achieved based on the Company's budget and internal projections and would require our Named Executive Officers and other employees to maintain a high level of performance throughout 2013 to attain these goals. For both the non-GAAP revenue and non-GAAP operating profit metrics, minimum and maximum performance thresholds were established, such that there will be no bonus payment associated with each of the metrics for performance below the minimum or above the maximum thresholds. The ‘gate’ tied to non-GAAP operating profit is a percentage of the non-GAAP operating profit target and set below the minimum performance threshold level of non-GAAP operating profit. If the non-GAAP revenue metric is met, no bonus will be paid unless this ‘gate’ has been satisfied. In addition, there is one intermediate threshold performance level of 100% for each of the two financial metrics, such that performance at these levels results in 100% of the target bonus being paid. These intermediate threshold levels were derived from the Company's Internal Operating Plan for 2013 that was approved by the Board of Directors in December 2012. The thresholds, and the percentage of the target bonus to be paid at each of such thresholds, are listed in the table below:

Metrics and Thresholds	Performance as % of Target Performance	% of Target Bonus Paid at Performance Level
Non-GAAP Revenue Metric
Minimum Threshold Performance Level	93%	40%
Intermediate Threshold Performance Level	100%	100%
Maximum Threshold Performance Level	125%	125%
Non-GAAP Operating Profit Metric
Minimum Threshold Performance Level	80%	60%
Intermediate Threshold Performance Level	100%	100%
Maximum Threshold Performance Level	125%	130%
For performance levels between the threshold levels, the bonus payout is based on a linear continuum between the two thresholds.
Both of the financial goals shall be calculated in accordance with the Company's non-GAAP financial measures which exclude the impact of stock-based compensation expense, legal settlements and their associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, contra-revenue charges from the extension of customer warrants, the recognition of deferred and amortized revenue and costs related to a long-term software contract which were deferred in the Company's GAAP financial statements, specific and significant warranty claims arising from a supplier's defective products, deferred revenue and cost impacts associated with the AssuredUVS software business, which the Company has substantially closed down, and the effects of foreign currency gains or losses. The Compensation Committee will have the discretion to determine the extent to which the financial goals are met and in addition has the discretion to determine whether a cash bonus would be awarded in extraordinary circumstances, notwithstanding the fact that a goal is not met.
The Compensation Committee determined that 100% and 80%, respectively, of Messrs. Kammersgard and Jamal's annual performance-based bonus was tied to achieving the two financial goals described above, as determined by our Compensation Committee or the Board of Directors. In addition, 20% of Mr. Jamal’s annual performance-based bonus was tied to achievement of various individual goals, including the Company's Sarbanes-Oxley compliance for fiscal year 2013, as determined by the Audit Committee or the Board of Directors.
In March 2014, the Compensation Committee, reviewed the Company’s performance against the financial metrics established in the 2013 Executive Compensation Plan and concluded that the Company exceeded the minimum ’gate’ to receive an annual performance bonus. The Committee concluded that the Company had achieved 95% of the non-GAAP revenue target and 226% of the non-GAAP operating target, exceeding the maximum threshold performance level. Accordingly, pursuant to the terms of the 2013 Executive Compensation Plan, Messrs. Kammersgard and Jamal received 62% of target bonus payout associated with non-GAAP revenue performance and 130% of target bonus payout associated with non-GAAP operating profit performance, which was the maximum payout cap for this goal. In addition, with input from the Chief Executive Officer and the Audit Committee and in reviewing Mr. Jamal’s performance against his individual objectives, the Compensation Committee resolved that Mr. Jamal achieved 75% of his individual objectives, based on his achievement of working capital goals, compliance with Sarbanes-Oxley, and development of plans and models for our Board of Directors. As a result, Messrs. Kammersgard and Jamal received $437,665 and $196,229, respectively, for their 2013 Cash Incentive Bonus.
Fiscal 2014
In March 2014, the Compensation Committee of our Board of Directors approved the 2014 Executive Compensation Plan that established an annual performance-based cash bonus program with regard to compensation for Messrs. Kammersgard and Jamal. The payout under the plan will be determined based upon the level of achievement of performance goals, with a target bonus equal to 100% and 65% of Messrs. Kammersgard and Jamal’s base salaries, respectively, for the fiscal year ending December 31, 2014.
The plan specifies two financial metrics based on non-GAAP revenue and non-GAAP operating profit for the fiscal year ending December 31, 2014, that will each be weighted at 50%. For both the non-GAAP revenue and non-GAAP operating profit metrics, minimum and maximum performance thresholds were established, such that there will be no bonus payment associated with each of the metrics for performance below the minimum or above the maximum thresholds. In addition, there is one intermediate threshold performance level of 100% for each of the two financial metrics, such that performance at these levels result in 100% of the target bonus being paid. These intermediate threshold levels were derived from the Company's Internal Operating Plan for 2014 that was approved by the Board of Directors in January 2014. The thresholds, and the percentage of the target bonus to be paid at each of such thresholds, are listed in the table below:

Metrics and Thresholds	Performance as % of Target Performance	% of Target Bonus Paid at Performance Level
Non-GAAP Revenue Metric
Minimum Threshold Performance Level	93%	50%
Intermediate Threshold Performance Level	100%	100%
Maximum Threshold Performance Level	108%	130%
Non-GAAP Operating Profit Metric
Minimum Threshold Performance Level	78%	50%
Intermediate Threshold Performance Level	100%	100%
Maximum Threshold Performance Level	126%	130%
For performance levels between the threshold levels, the bonus payout is based on a linear continuum between the two thresholds. The Compensation Committee will have the discretion to determine the extent to which the financial goals are met and, as such, whether cash bonuses shall be awarded for achievement of a goal in extraordinary circumstances, notwithstanding the fact that a goal is not met.
The Compensation Committee determined that 100% and 80%, respectively, of Messrs. Kammersgard and Jamal’s annual performance-based bonus will be tied to achieving the two financial metrics described above. The plan also establishes a "gate" tied to non-GAAP operating profit that must be achieved in order for Messrs. Kammersgard and Jamal to receive their bonus tied to these non-GAAP revenue and operating profit goals. In addition, if the gate is achieved, 20% of Mr. Jamal’s annual performance-based bonus will be tied to achievement of various operational and financial controls goals.
Long-Term and Performance-Based Equity Incentives
Historically, our long-term and performance-based equity incentives have been primarily in the form of stock options, although we have granted both time-based restricted stock and performance-based restricted stock. We currently grant equity awards under our 2009 Plan. Prior to our stockholder approval of the 2009 Plan, we granted equity awards under our 2000 Amended and Restated Equity Incentive Plan, or the 2000 Plan. We plan to continue to incorporate the use of stock options as well as both time-based restricted stock and performance-based restricted stock grants as our Compensation Committee determines appropriate. The objective of the equity awards is to further enhance our executive officers’ long-term incentive to increase stockholder value, including our stock price, and company performance. We believe that stock option and restricted stock-based compensation achieves this objective by directly linking the economic benefit to recipients of stock option and restricted stock awards with the performance of the Company and its stock price. We also believe that the performance of the executive team has a direct effect on stock price and general company performance, and that time and performance-based stock option and performance-based restricted stock compensation encourages executive retention and performance because the awards are designed to vest over time and upon achievement of specific performance goals.
Stock options granted under the 2000 Plan and the 1995 Incentive Program, as amended, or the Prior Plans, expire 10 years from the effective date of grant, and stock options granted under the 2009 Plan expire seven years from the effective date of grant. The exercise price per share of each stock option granted to our Named Executive Officers is equal to the fair market value of our common stock on the effective date of grant. Under the Prior Plans, the fair market value of our common stock on a given date is deemed to be equal to the closing sales price for such stock as reported on the NASDAQ Stock Market on the last market trading day prior to such date. Under the 2009 Equity Incentive Plan, the fair market value of our common stock on a given date is deemed to be equal to the closing sales price for such stock as reported on the NASDAQ Stock Market on such date, or if such date is not a trading day the last market trading day prior to such date. Stock options granted to our Named Executive Officers are approved by the Compensation Committee and are effective as of the third business day following the first general public release of our annual or quarterly revenues and/or earnings following the date of approval. The Compensation Committee may vary this procedure if it determines applicable circumstances, such as public disclosure requirements or other factors, justify doing so. In addition, the Compensation Committee approves all restricted stock awards to our Named Executive Officers, which are generally approved at times consistent with our stock option grant policy, provided, however, that restricted stock awards are generally effective on the date of approval by the Compensation Committee. Stock options granted to our Named Executive Officers are incentive stock options to the extent permissible under the Code, and commence vesting upon the effective date of grant. In general and historically, 25% of the shares subject to the stock options vest one year from the effective date of grant and the remainder of the shares vest in equal monthly installments over the 36 months thereafter, subject to acceleration of vesting in certain circumstances described in “Employment and Change of Control Agreements.”

In general, each Named Executive Officer receives an equity award in connection with his hire or promotion, and annually in the first quarter of each year. The size of each annual grant is based on an analysis of the following key factors for each executive:

•	benchmarking against our peer group, including an analysis of equity plan utilization percentages;

•	corporate and individual performance against goals; and

•	individual stock ownership.
The Company does not currently maintain holding period requirements for stock options and stock awards and does not currently have stock ownership guidelines for its executive officers or directors.
Fiscal 2013
In March 2013, the Compensation Committee approved the following stock option grants for our Named Executive Officers, Messrs. Kammersgard and Jamal, after considering recommendations from Radford based on Peer Data.

Executive Officer	Stock Options
Dana W. Kammersgard	305,000
Hanif I. Jamal	125,000
The options will terminate seven years after the effective date of grant, or earlier in the event the executive officer’s service to us is terminated. The grant date of these stock options was March 19, 2013, the third business day after the general release of the Company’s fourth quarter 2012 revenue and/or earnings. The exercise price per share of these stock options is the closing price of our common stock as reported on the NASDAQ Stock Market on the grant date. The options were awarded after taking into consideration tenure with Dot Hill, corporate and individual performance, competitive benchmarks, recommendations from Radford and individual stock ownership. The options vest 25% on the first anniversary of the date of grant with the remaining shares vesting monthly over the following three years. The value, based on Black-Scholes valuation methodology, of the stock option awards for both Messrs. Kammersgard and Jamal fall below the 25th percentile of the Peer Data. The Compensation Committee looks at several factors including company performance, individual performance, retention risk, ability to replace a specific Named Executive Officer, as well as the Peer Data and percentage of ownership and grant as a percentage of outstanding when making their determination of long-term performance and incentive awards. The total grant as a percentage of the outstanding shares of the Company of 0.52% and 0.21% for Messrs. Kammersgard and Jamal are between the 25th and 50th and 50th and 75th percentiles, respectively of the Peer Data.
Fiscal 2014
In March 2014, the Compensation Committee approved the following stock option grants for our Named Executive Officers, Messrs. Kammersgard and Jamal, after considering recommendations from Radford based on benchmark data from the peer group of companies.

Executive Officer	Stock Options
Dana W. Kammersgard	260,000
Hanif I. Jamal	106,000
The effective date of grant of these stock options was March 11, 2014, the third business day after the general release of the Company’s fourth quarter 2013 earnings. These stock options will terminate seven years after the effective date of grant, or earlier in the event the executive officer’s service to us is terminated. The options vest 25% on the first anniversary of the date of grant with the remaining shares vesting monthly over the following three years. The exercise price per share of these stock options will be the closing price of our common stock as reported on the NASDAQ Stock Market on the March 11, 2014 grant date. The Compensation Committee looks at several factors including company performance, individual performance, retention risk, ability to replace a specific Named Executive Officer, as well as the Peer Data and percentage of ownership and grant as a percentage of outstanding when making their determination of long-term performance and incentive awards. The total grant as a percentage of the outstanding shares of the Company of 0.43% and 0.17% for Messrs. Kammersgard and Jamal are between the 25th and 50th percentiles of the Peer Data.
Change of Control Payments
We have entered into employment and change of control agreements with each of our Named Executive Officers, the terms of which are described under the headings “Employment and Change of Control Agreements” and “Potential Payments Upon Termination or Change of Control.” We believe that these change of control benefits are an essential element of our executive compensation package and assist us in recruiting and retaining talented individuals. We do not provide excessive severance or change of control arrangements which provide for payments exceeding three times an executive’s base salary and bonus. Our change of control agreements for our Named Executive Officers provide only for payments of 1.25 times the annual base salary (not including bonus) in the event of a change of control.
Employee Stock Purchase Plan
We have also established our 2000 Amended and Restated Employee Stock Purchase Plan, as amended, or the Amended Purchase Plan, which was available to all of our employees, including our Named Executive Officers during 2013 and which is intended to encourage employees to continue in our employ and to motivate employees through an ownership interest in Dot Hill. Under the Amended Purchase Plan, employees may purchase shares of our common stock at a discount to the market price, subject to certain limits, with the objective of allowing employees to profit when the value of our common stock increases over time. In connection with the termination of our Amended Purchase Plan, we adopted our 2014 Employee Stock Purchase Plan, as described in Proposal 3 above, which, if approved by our stockholders at our Annual Meeting, will continue to provide these benefits to our employees, including our Named Executive Officers.
Other Benefits
We provide benefits such as an opportunity to participate in our 401(k) savings/retirement plan, medical, dental and life insurance and disability coverage to all our employees, including our Named Executive Officers. Our 401(k) savings/retirement plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code and permits eligible employees to contribute earnings to the plan, up to certain statutory limits. We provide discretionary company matching contributions under our
401(k) savings/retirement plan, which vest to employees as a percentage based on years of employment from one to five years, with full vesting after five years. We also provide personal paid time off and other paid holidays to all employees, including our Named Executive Officers, which are comparable to those provided at similar companies. Effective January 26, 2009, we eliminated our vacation accrual policy for our executive officers and most of our senior management. Our Named Executive Officers and management are entitled to paid time off based on approval of their immediate superior.
Accounting and Tax Considerations
Section 162(m) of the Code generally prohibits us from deducting any compensation over $1 million per taxable year paid to any of our Named Executive Officers unless such compensation is treated as “performance-based compensation” within the meaning of the Code. As the total compensation paid by us to our Named Executive Officers excluding performance-based compensation is currently expected to be below $1 million, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to Dot Hill with respect to the compensation of its Named Executive Officers in the near-term. In determining the form and amount of compensation for our Named Executive Officers, the Compensation Committee will continue to consider all elements of the cost of such compensation, including the potential impact of Section 162(m).
We account for equity compensation paid to our employees under ASC topic 718, which requires us to estimate and record an expense over the employee's requisite service period for each award. Our cash compensation is recorded as an expense at the time the obligation is accrued.
Risk Analysis of Our Compensation Plans
The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The design of our compensation policies and programs encourage our employees to remain focused on both the short-and long-term goals of the Company. For example, while our performance-based bonus program measure performance on an annual basis, our stock option awards typically vest over a number of years, which we believe encourages our Named Executive Officers to focus on sustained stock price appreciation, thus limiting the potential value of excessive risk-taking. In addition, our annual performance-based bonuses impose a cap on the maximum bonus achievable, in order to minimize the incentive for excessive risk taking.

COMPENSATION OF EXECUTIVE OFFICERS
Summary of Compensation
The following table sets forth in summary form information concerning the compensation that was earned during the fiscal years ended December 31, 2011, 2012 and 2013 by our Chief Executive Officer and Chief Financial Officer. We refer to these officers in this proxy statement as our Named Executive Officers.
Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)		Total
Dana W. Kammersgard	2013	$425,000	$—	$215,605	$437,665	$11,234	(5)	$1,089,503
President and Chief	2012	$425,000	$183,600	$310,365	$42,500	$10,320		$971,785
Executive Officer	2011	$360,000	$497,000	$406,020	$—	$11,620		$1,274,640

Hanif I. Jamal	2013	$310,000	$—	$88,363	$196,229	$12,627	(6)	$607,219
Senior Vice President, Chief	2012	$310,000	$123,317	$117,249	$56,420	$53,661		$660,647
Financial Officer, Treasurer,	2011	$279,000	$319,500	$160,768	$—	$78,567		$837,835
and Corporate Secretary

(1)
Amounts listed in this column represent the aggregate grant date fair value calculated in accordance with ASC Topic 718 during the applicable fiscal year. Assumptions made for the purpose of computing these amounts are discussed in our Annual Report on Form 10-K for the year ended December 31, 2013 in Note 10 to Consolidated Financial Statements under the heading “Stockholders’ Equity, Equity Incentive Plans and Warrants.”

(2)
Amounts listed in this column represent the aggregate grant date fair value calculated in accordance with ASC Topic 718 during the applicable fiscal year. Assumptions made for the purpose of computing these amounts are discussed in our Annual Report on Form 10-K for the year ended December 31, 2013 in Note 10 to Consolidated Financial Statements under the heading “Stockholders’ Equity, Equity Incentive Plans and Warrants.” For financial statement reporting purposes, we recognize only the portion of the above values related to those awards which vested during the period.

(3)
Amounts represent annual cash performance-based bonuses earned for fiscal 2012 and 2013, which were approved by the Compensation committee on March 13, 2013 and March 3, 2014, respectively. There were no cash performance-based bonuses earned during the fiscal year ended December 31, 2011.

(4)
Amounts listed in this column represent company-paid life insurance premiums, employer matching contributions under our 401(k) savings/retirement plan and perquisites and personal benefits in which the aggregate amount for any given individual exceeded $10,000 for the fiscal year.

(5)	Includes $9,600 for an annual automobile allowance and $1,634 of company-paid life insurance premiums.

(6)	Includes $9,600 for an annual automobile allowance, $1,527 of company-paid life insurance premiums, and $1,500 for employer contributions to the company-sponsored 401(k) benefit plan.
Grants of Plan-Based Awards During Fiscal Year Ended 2013
Historically, we granted stock awards to our executive officers under the 2000 Plan. On June 15, 2009, the stockholders approved the 2009 Plan, which both increased the number of shares available for future awards to both executives and non-executive employees, as well as modified certain terms of future awards.
Subsequent to the 2009 Annual Meeting of Stockholders, we granted stock awards to our executive officers under the 2009 Plan. Our stockholders approved an Amendment to the 2009 Plan at the 2011 Annual Meeting of Stockholders to increase the number of shares of common stock authorized for issuance under the 2009 Plan by 8,000,000 shares and pursuant to Proposal 2, we are asking our stockholders to approve the 2009 Plan, as amended, which includes an increase in the number of shares of common stock authorized for issuance under the 2009 Plan by 7,000,000 shares.
As of February 1, 2014, options to purchase a total of 5,846,625 shares were outstanding, awards other than stock options and stock appreciation rights covering an aggregate of 45,995 shares were outstanding and 2,821,585 shares were available for future grant under the 2009 Plan. As of February 1, 2014, options to purchase a total of 3,007,964 shares were outstanding, awards other than stock options and stock appreciation rights covering an aggregate of 333 shares were outstanding and there are no shares available for future grant under the 2000 Plan. A summary of the terms of our 2009 Plan is included in Proposal 2.
The following table provides information regarding grants of plan-based awards to the Named Executive Officers in the fiscal year ended December 31, 2013.

					All Other Option Awards:
Name	Grant Date	Minimum ($)	Target ($)	Maximum ($)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Dana W. Kammersgard		212,500	425,000	541,875	—	—	—
	3/19/13	—	—	—	305,000	1.06	215,605

Hanif I. Jamal		100,750	201,500	256,913	—	—	—
	3/19/13	—	—	—	125,000	1.06	88,363

(1)
Amounts listed in this column represent the minimum, target and maximum payout for performance-based cash bonuses under our 2013 Executive Compensation Plan. More information regarding the terms of these awards are described under the heading above entitled “Components of Executive Compensation Program- Annual Performance-Based Bonus- Fiscal 2013." Refer to "Annual Performance-Based Bonus" section above for disclosure of the minimum and maximum payout.

(2)
Amounts listed in this column represent the aggregate full grant date fair value computed in accordance with ASC Topic 718. Assumptions made for the purpose of computing these amounts are discussed in our Annual Report on Form 10-K for the year ended December 31, 2013 in Note 10 to Consolidated Financial Statements under the heading “Stockholders’ Equity, Equity Incentive Plans and Warrants."

 Outstanding Equity Awards at Fiscal Year-End 2013
The following table provides information regarding all outstanding equity awards held by each of our Named Executive Officers as of December 31, 2013.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Dana W. Kammersgard	1/1/2004	50,000	—	(1)	—	$15.15	1/1/2014
	11/1/2004	250,000	—	(1)	—	$6.25	11/1/2014
	1/31/2005	80,000	—	(1)	—	$6.10	1/31/2015
	3/7/2006	150,000	—	(1)	—	$6.87	3/7/2016
	2/27/2007	200,000	—	(1)	—	$3.57	2/27/2017
	3/18/2008	100,000	—	(1)	—	$2.40	3/18/2018
	8/11/2008	75,000	—	(1)	—	$2.36	8/11/2018
	3/9/2010	140,625	9,375	(2)	—	$1.44	3/9/2017
	5/10/2011	129,167	70,833	(2)	—	$2.84	5/10/2018
	3/19/2012	147,656	189,844	(2)	—	$1.40	3/19/2019
	3/19/2013	—	305,000	(2)	—	$1.06	3/19/2020
Hanif Jamal	7/31/2006	225,000	—	(1)	—	$3.03	7/31/2016
	2/27/2007	75,000	—	(1)	—	$3.57	2/27/2017
	3/18/2008	100,000	—	(1)	—	$2.40	3/18/2018
	8/11/2008	75,000	—	(1)	—	$2.36	8/11/2018
	3/9/2010	109,105	7,292	(2)	—	$1.44	3/9/2017
	5/10/2011	51,667	28,333	(2)	—	$2.84	5/10/2018
	3/19/2012	55,781	71,719	(2)	—	$1.40	3/19/2019
	3/19/2013	—	125,000	(2)	—	$1.06	3/19/2020

(1)
Unvested options granted under the 2000 Plan. 25% of the shares subject to the options vest one year from the date of grant and the remainder of the shares vest in equal monthly installments over the 36 months thereafter, subject to acceleration of vesting pursuant to the change of control agreements described in “Employment and Change of Control Agreements.”

(2)
Unvested options granted under the 2009 Plan. 25% of the shares subject to the options vest one year from the date of grant and the remainder of the shares vest in equal monthly installments over the 36 months thereafter, subject to acceleration of vesting pursuant to the change of control agreements described in “Employment and Change of Control Agreements.”

Option Exercises and Stock Vested During Fiscal Year-End 2013
The following table shows, for the fiscal year ended December 31, 2013, certain information regarding stock option exercises and stock vested during the last fiscal year with respect to the Named Executive Officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dana W. Kammersgard	—	—	37,500	$64,500
Hanif Jamal	—	—	18,750	$32,250
Messrs. Kammersgard and Jamal received performance-based restricted stock awards in fiscal 2011 covering 175,000 and 112,500 shares, respectively, for which 37,500 shares granted to Mr. Kammersgard and 18,750 shares granted to Mr. Jamal vested in 2013.
Pension Benefits at Fiscal Year-End 2013
We have no pension plans.
Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation Plans at Fiscal Year-End 2013
We have no non-qualified defined contribution or other non-qualified deferred compensation plans.
Employment and Change of Control Agreements
In December 2008, we entered into an Amended and Restated Employment Agreement, or the CEO Agreement, with Mr. Kammersgard, that replaced and superseded the Employment Agreement and Change of Control Agreement we entered into with Mr. Kammersgard on August 2, 1999 and April 6, 2006. Under the CEO Agreement, Mr. Kammersgard is eligible to receive an annual bonus pursuant to our executive compensation plans for each fiscal year, determined in the sole discretion of the Compensation Committee based on performance against milestones and targets established by the Compensation Committee. Consistent with his previous severance benefits, if Mr. Kammersgard is terminated without cause or terminates his employment for good reason prior to the effective date of a change of control, then he is entitled to a single lump sum cash payment equal to 100% of his then current base salary. "Cause" is defined in the employment agreement as engaging in conduct which materially harms the Company, including failure to perform directives of the Board; indictment for a felony; or material breach of the Company's Confidential Information and Inventions Agreement. "Good reason" is defined as a material reduction of base salary, relocation of the Company's offices, or a material breach of the employment agreement by the Company. A "change of control" occurs when the Company is dissolved or liquidated; is sold or substantially all assets are transferred; or otherwise, the holders of 50% of the Company's voting shares no longer hold 50% of the Company's voting shares.
If Mr. Kammersgard continues his employment through the effective date of a change of control, then he is entitled to a single lump sum cash payment equal to 125% of his annual base salary in effect immediately prior to the change of control, referred to as the CEO Change of Control Bonus and all unvested equity awards held by Mr. Kammersgard will accelerate in full. If Mr. Kammersgard is terminated without cause or terminates his employment for good reason following the effective date of a change of control, then he is entitled to a single lump sum cash payment equal to 100% of his annual base salary in effect at the time of termination, less any CEO Change of Control Bonus paid to Mr. Kammersgard and provided that his annual base salary at the time of termination exceeds his annual base salary in effect immediately prior to the change of control by at least 25%. In the event his employment is terminated, other than for death or complete disability, we have the right to retain Mr. Kammersgard as a consultant during the 12 months following his termination, referred to as the CEO Consulting Period, for a period of up to 12 days during such 12-month period. In exchange for his availability during the CEO Consulting Period, Mr. Kammersgard is entitled to a cash payment equal to 25% of his annual base salary at the time of termination, payable in four equal quarterly installments commencing within five days of his termination.

In March 2009, we entered into an Amended and Restated Employment Agreement, or the CFO Agreement, with Mr. Jamal that replaces and supersedes the Employment Agreement entered into with Mr. Jamal on December 18, 2008. Under the CFO Agreement, Mr. Jamal is eligible to receive an annual bonus pursuant to our executive compensation plans for each fiscal year, determined in the sole discretion of the Compensation Committee based on performance against milestones and targets established by the Compensation Committee. If Mr. Jamal is terminated without cause or terminates his employment for good reason prior to the effective date of a change of control, then he is entitled to a single lump sum cash payment equal to 100% of his then current base salary. If Mr. Jamal continues his employment through the effective date of a change of control, then he is entitled to a single lump sum cash payment equal to 125% of his annual base salary in effect immediately prior to the change of control, referred to as the CFO Change of Control Bonus, and all unvested equity awards held by Mr. Jamal will accelerate in full. If Mr. Jamal is terminated without cause or terminates his employment for good reason following the effective date of a change of control, then he is entitled to a single lump sum cash payment equal to 100% of his annual base salary in effect at the time of termination, less any CFO Change of Control Bonus paid to Mr. Jamal and provided that his annual base salary at the time of termination exceeds his annual base salary in effect immediately prior to the change of control by at least 25%. In the event his employment is terminated, other than for death or complete disability, we have the right to retain Mr. Jamal as a consultant during the 12 months following his termination, referred to as the CFO Consulting Period, for a period of up to 12 days during such CFO Consulting Period. In exchange for his availability during the CFO Consulting Period, Mr. Jamal is entitled to a cash payment equal to 25% of his annual base salary at the time of termination, payable in four equal quarterly installments commencing within five days of his termination. In establishing the triggering events for payment obligations in connection with termination and/or change of control events under our employment and change of control agreements with our Named Executive Officers, the Compensation Committee carefully considered a variety of factors. Payments upon termination by us without cause or by the employee for good reason are provided because we consider such a termination to be generally beyond the control of a terminated employee and a termination that under different circumstances would not have occurred. The termination benefits are intended to ease the consequences to an employee of an unexpected termination of employment. Dot Hill benefits by requiring a general release from terminated employees. In addition, Dot Hill may request non-compete and non-solicitation provisions in connection with individual separation agreements. Payments and equity acceleration in connection with a change of control are intended to mitigate the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. Such payments protect stockholder interests by enhancing employee focus during rumored or actual change of control activity through providing incentives to remain with Dot Hill despite uncertainties while a transaction is under consideration and by encouraging the executives responsible for negotiating potential transactions to do so with independence and objectivity. Furthermore, these payments assist the Company in attracting and retaining highly valued executives. Neither Mr. Kammersgard nor Mr. Jamal are entitled to any type of tax gross up in connection with a change of control.
Potential Payments Upon Termination or Change of Control
The following table sets forth potential payments to our Named Executive Officers upon various termination or change of control events assuming such events occurred as of December 31, 2013.

Name	Benefit	Termination Without Cause or Upon Good Reason (1)	Change of Control (2)	Termination Without Cause or Upon Good Reason after Change of Control (3)
Dana W. Kammersgard	Lump sum cash	$425,000	$531,250	$—
	Option vesting acceleration (4)	$—	$1,134,178	$—
Hanif I. Jamal	Lump sum cash	$310,000	$387,500	$—
	Option vesting acceleration (4)	$—	$459,126	$—

(1)
Upon a termination without cause or resignation for good reason prior to a change of control, under the terms of the CEO Agreement and the CFO Agreement, each of Messrs. Kammersgard and Jamal is entitled to a lump sum cash payment equal to 100% of his annual base salary in effect at the time of termination.

(2)
If a Named Executive Officer continues employment through the effective date of a change of control, under the terms of each of the CEO Agreement and CFO Agreement, each of Messrs. Kammersgard and Jamal is entitled to a single lump sum cash payment equal to 125% of his annual base salary in effect immediately prior to the change of control and accelerated vesting of all unvested equity awards in full.

(3)
Under the terms of the CEO Agreement and CFO Agreement, if a change of control and termination without cause or upon good reason occurred on December 31, 2013, each of Messrs. Kammersgard and Jamal is entitled to 100% o his annual base salary in effect at the time of termination, less any lump sum cash payments previously made to the Named Executive Officer in connection with the change of control, as reflected in the table above under the column entitled “Change of Control.” Assuming the termination without cause or resignation for good reason and change of control occurred on December 31, 2013, Messrs. Kammersgard and Jamal would receive the payments reflected in the table above under the column entitled “Change of Control” upon such change of control and would not receive any additional payments in connection with the termination.

(4)
Amounts shown for option vesting acceleration represent the value of in-the-money unvested options that would have accelerated if the change of control occurred on December 31, 2013 based on the difference between the market value of our common stock on that date ($3.37) and the exercise price of the respective options.

COMPENSATION OF DIRECTORS
The following table sets forth in summary form information concerning the compensation that we paid or awarded during the year ended December 31, 2013 to each of our non-employee directors:
DIRECTOR COMPENSATION FOR FISCAL 2013

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	Total ($)
Charles F. Christ	$95,000	$8,700	$95,367	$199,067
Roderick M. Sherwood, III	$58,000	$8,700	$95,367	$162,067
Richard Mejia, Jr.	$43,333	$8,700	$95,367	$147,400
Thomas H. Marmen	$36,000	$8,700	$95,367	$140,067
Debra E. Tibey	$40,000	$8,700	$95,367	$144,067
Barry A. Rudolph (5)	$54,000	$8,700	$95,367	$158,067

(1)	Cash amounts in this column represent the portion of the annual retainers, committee fees and meeting fees earned with respect to service during the Company's 2013 fiscal year.

(2)
Amounts listed in this column represent the aggregate grant date fair value of the awards established in accordance with Financial Accounting Standards Board Statement ASC Topic 718 (“ASC Topic 718”). Assumptions made for the purpose of computing these amounts are discussed in our Annual Report on Form 10-K for the year ended December 31, 2013 in Note 10 to Consolidated Financial Statements under the heading “Stockholders’ Equity, Equity Incentive Plans and Warrants.”

(3)
The aggregate number of shares subject to outstanding unvested stock awards held by our non-employee directors as of December 31, 2013 was 14,170 shares for Mr. Christ, and none for each of Mr. Marmen, Mr. Mejia, Mr. Rudolph, Mr. Sherwood and Ms. Tibey. Each non-employee director was granted a stock award of 5,000 shares at a fair value of $1.74 per share on May 6, 2013.

(4)
The aggregate number of shares subject to outstanding option awards held by our non-employee directors as of December 31, 2013 was 190,000; 190,000; 150,000; 150,000; 120,000; and 110,000 shares for Mr. Christ, Mr. Sherwood, Mr. Mejia, Mr. Marmen, Ms. Tibey and Mr. Rudolph, respectively. Each non-employee director was granted an option award in the amount of 10,000 shares at a grant date fair value of $1.18 on May 6, 2013 and an option award in the amount of 50,000 shares at a grant date fair value of $1.67 on August 13, 2013.

(5)	$37,000 of Mr. Rudolph's earned fees reflected in the table above represented Board fees and $17,000 were fees for strategy work that were paid on an hourly basis.
In March 2013, Radford provided a detailed assessment of several aspects of our Board of Directors’ compensation, including annual fees for Board of Directors and Committee members, meeting attendance fees and equity-based compensation and long-term incentives. Based on such assessment, we determined that our non-employee director compensation terms were appropriate, and did not make any changes to our 2013 cash compensation for our Board of Directors. For 2013, each of our non-employee directors, excluding the Chairman of the Board of Directors, receives an annual fee of $24,000 plus an additional fee of $1,000 for each scheduled regular meeting of the Board of Directors. The Chairman of the Board of Directors receives an annual fee of $72,000 plus an additional fee of $1,000 for each scheduled regular meeting of the Board of Directors.
Members of the Audit, Compensation and Nominating and Corporate Governance Committees of our Board of Directors also receive additional fees. Each Audit Committee member receives an annual fee of $5,000, with the exception of the Chair of the Audit Committee, who receives an annual fee of $7,000. Each Compensation and Nominating and Corporate Governance Committee member receives an annual fee of $3,000 for each such committee on which they serve, with the exception of the Chair of each of the committees, who receives an annual fee of $4,000. Committee members also receive $1,000 for each committee meeting attended, independent of the particular committee.
During the fiscal year ended December 31, 2013, the total cash compensation paid to non-employee directors was $326,333. All members of our Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board of Directors and committee meetings or other Board of Directors related functions in accordance with Dot Hill policy.

In January 2014, the Compensation Committee again reviewed Radford’s detailed assessment of several aspects of our Board of Directors’ compensation, including retainer fees for Board of Directors and Committee members, meeting attendance fees and equity-based compensation and long-term incentives and concluded that the retainer fees for the Board of Directors, with the exception of the Chairman of the Board, were not competitive and subsequently approved increasing the retainer fees from $24,000 per year to $37,000 per year for all of our non-employee directors, excluding the Chairman of the Board of Directors.
Each of our non-employee directors receives non-discretionary stock option grants under the Directors’ Plan and non-discretionary stock award grants under our 2009 Plan. Additionally, our non-employee directors are eligible to receive discretionary equity award grants under our 2009 Plan. Only our non-employee directors are eligible to receive options under the Directors’ Plan. None of the options granted to our non-employee directors qualify as incentive stock options under the Code.
Option grants under the Directors’ Plan are non-discretionary. Each person who is elected or appointed as a director and who, for at least one year preceding such election or appointment, has at no time served as a non-employee director, is automatically granted under the Directors’ Plan, without further action by us, our Board of Directors or our stockholders, an option to purchase 50,000 shares of our common stock as of the date of such election or appointment. In addition, as of the date of the annual meeting each year, each member of our Board of Directors who is not an employee and has served as a non-employee director for at least four months is automatically granted (1) a fully-vested option to purchase 10,000 shares of our common stock under the Directors' Plan and (2) a stock award covering 5,000 fully-vested shares of common stock under the 2009 Plan.
During 2013, we granted the non-discretionary annual options and stock awards described above on May 6, 2013, the date of our annual meeting at an exercise price of $1.74 per share. Additionally, on August 6, 2013, the Board of Directors approved discretionary option grants covering 50,000 shares under the 2009 Plan to each of our non-employee directors, which were granted on August 13, 2013, the third business day following our next public release of earnings following the Board of Directors' approval, at an exercise price of $2.42 per share. 50% of the shares subject to each such option grant vested on the grant date and the remaining 50% of the shares vest in equal monthly installments over the following two years.
The directors' Plan only provides for the automatic grant of initial and annual stock options and awards described above. The exercise price of options granted under the Directors’ Plan may not be less than 100% of the fair market value of the common stock subject to the option on the date of the option grant, which is deemed to be equal to the closing sales price of our common stock as reported on the NASDAQ Stock Market on the last market trading day prior to the effective date of grant. Initial option grants under the Directors’ Plan become exercisable, or vest, over four years during the option holder’s service as a director of the Company and any subsequent employment of the option holder by, and/or service by the option holder as a consultant to, us or an affiliate, collectively referred to as service. With respect to any initial grant of options, 25% of such options vest after one year of service and the remainder vest monthly over the next 36 months. Initial option grants under the Directors’ Plan permit exercise prior to vesting, but in such event, the option holder is required to enter into an early exercise stock purchase agreement that allows us to repurchase unvested shares, generally at their exercise price, should the option holder’s service terminate. Annual option grants under the Directors’ Plan are fully vested on the date of grant. The term of options granted under the Directors’ Plan is 10 years. In the event of our merger with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving us, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

POLICIES AND PROCEDURES WITH RESPECT TO RELATED PARTY TRANSACTIONS
Our Board of Directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is Dot Hill’s preference to avoid related party transactions. Our Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, review and approve all related party transactions for which such approval is required under applicable law, including SEC rules and NASDAQ listing standards. A related party transaction includes any transaction, arrangement or relationship involving an amount that exceeds $120,000 in which Dot Hill is a participant and in which any of the following persons has or will have a direct or indirect interest: any executive officer, director, or more than 5% stockholder of Dot Hill, including any of their immediate family members, and any entity owned or controlled by such persons.
In addition, the Audit Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to our Code of Business Conduct and Ethics. Under our Code of Business Conduct and Ethics, directors, officers and all other members of the workforce are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest.
TRANSACTIONS WITH RELATED PERSONS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our Bylaws provide that we will indemnify our directors and executive officers, and may indemnify other officers, employees and other agents, to the fullest extent permitted by law. Our Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us. We have obtained a policy of directors’ and officers’ liability insurance.
We have entered, and intend to continue to enter, into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.
Please see “Employment and Change of Control Agreements” and “Potential Payments Upon Termination or Change-in-Control.”
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Dot Hill common stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or the Company. Direct your written request to Hanif Jamal (Chief Financial Officer), 1351 South Sunset Street, Longmont, Colorado 80501 or contact Hanif Jamal at (303) 845-3200. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/S/ DANA W. KAMMERSGARD
Dana W. Kammersgard
President and Chief Executive Officer
Longmont, Colorado
March 19, 2014
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC is available without charge upon written request to: 1351 South Sunset Street, Longmont, Colorado 80501, Attn: Secretary.

Appendix A

DOT HILL SYSTEMS CORP.
2009 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: April 27, 2009
Approved by the Stockholders: June 15, 2009
Amendment Adopted by the Board of Directors: March 1, 2011
Amendment Approved by the Stockholders: May 2, 2011
Amendment Adopted by the Board of Directors: February 20, 2012
Amendment Adopted by the Board of Directors: February 27, 2014
Amendment Approved by the Stockholders: [May 5], 2014
Termination Date: April 26, 2019

1.	General.
(a)Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Dot Hill Systems Corp. 2000 Amended and Restated Equity Incentive Plan and the Dot Hill Systems Corp. 1995 Incentive Program, as Amended and Restated (the “Prior Plans”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plans. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plans as of the Effective Date (the “Prior Plans’ Available Reserve”) shall become available for issuance pursuant to Stock Awards granted hereunder. From and after the Effective Date, all outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans; provided, however, any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement (the “Returning Shares”) shall become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.
(b)Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.
(c)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(d)Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
2.Administration.
(a)Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.

Appendix A

(iv)To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan shall not materially impair a Participant’s rights and obligations under any then-outstanding Award granted except with the written consent of the affected Participant.
(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above or as otherwise provided in the Plan or an Award Agreement, rights under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.
(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code or to comply with other applicable laws or listing requirements.
(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c)Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding

Appendix A

such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.
(e)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
(f)Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.
3.Shares Subject to the Plan.
(a)Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed 27,520,535 shares (the “Share Reserve”), which number is the sum of (i) the number of shares subject to the Prior Plans’ Available Reserve, (ii) 4,500,000 shares approved by the Board and stockholders effective at the Company’s 2009 annual meeting of stockholders, (iii) 8,000,000 new shares approved by the Board and stockholders effective at the Company’s 2011 annual meeting of stockholders, (iv) 7,000,000 new shares approved by the Board and stockholders effective at the Company’s 2014 annual meeting of stockholders plus (v) an additional number of shares in an amount not to exceed 7,112,217 shares (which number consists of the Returning Shares, if any, as such shares become available from time to time). For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.
(b)Subject to subsection 3(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 5, or (B) a Stock Appreciation Right granted under Section 5 with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) 1.5 shares for each share of Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award.
(c)Reversion of Shares to the Share Reserve.
(i)Shares Available For Subsequent Issuance. If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Notwithstanding the provisions of this Section 3(c)(i), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options. To the extent there is issued a share of Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award or Other Stock Award, and such share of Common Stock again becomes available for issuance under the Plan pursuant to this Section 3(c), then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.5 shares.
(ii)Shares Not Available For Subsequent Issuance. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall not again become available for issuance under the Plan.
(d)Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares in the Share Reserve (i.e. 55,041,070 shares).
(e)Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

Appendix A

4.Eligibility.
(a)Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors, and Consultants who are providing Continuous Services only to any “parent” of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless such Stock Awards are exempt from, or comply with, the distribution requirements of Section 409A of the Code.
(b)Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
(c)Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Participant shall be eligible to be granted during any calendar year Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than 2,000,000 shares of Common Stock. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.
5.Provisions relating to Options and Stock Appreciation Rights.
Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of seven (7) years from the date of its grant or such shorter period specified in the Award Agreement.
(b)Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:
(i)by cash, check, bank draft or money order payable to the Company;
(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from

Appendix A

the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)in any other form of legal consideration that may be acceptable to the Board.
(d)Exercise and Payment of a SAR. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.
(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:
(i)Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii)Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f)Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.
(h)Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR

Appendix A

following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.
(j)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.
(k)Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)Non-Exempt Employees. No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company's then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
6.Provisions of Stock Awards other than Options and SARs.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

Appendix A

(iii)Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)Performance Awards.
(i)Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The maximum number of shares covered by an Award that may be granted to any Participant in a calendar year attributable to Stock Awards described in this Section 6(c)(i) (whether the grant, vesting or exercise is contingent upon the attainment during a Performance Period of the Performance Goals) shall not exceed 2,000,000 shares of Common Stock. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

Appendix A

(ii)Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. In any calendar year, the Committee may not grant a Performance Cash Award that has a maximum value that may be paid to any Participant in excess of $2,000,000. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii)Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(iv)Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, or (b) the date on which twenty-five (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.
(d)Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.Covenants of the Company.
(a)Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.
(b)Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

Appendix A

8.Miscellaneous.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, as applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(f)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(g)Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(h)Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

Appendix A

(i)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(j)Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
9.Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(d), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4(c) and 6(c)(i) , and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award:
(i)Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.
(ii)Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate

Appendix A

Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).
(iii)Stock Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.
The Board need not take the same action or actions with respect to all Stock Awards, portions thereof, or with respect to all Participants. Notwithstanding the foregoing, stock awards granted under the Prior Plans may provide for different treatment upon a Corporate Transaction or similar event, and the provisions of the Prior Plans will be controlling.
(d)Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.
10.Termination or Suspension of the Plan.
(a)Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of February 27, 2014, the date the Plan, as amended, was approved by the Board (provided that the stockholders of the Company approve such Plan, as amended, within the twelve months following such Board approval). No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
11.Effective Date of Plan.
This Plan shall become effective on the Effective Date.

12.	Choice of Law.
The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	Definitions. As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)“Award” means a Stock Award or a Performance Cash Award.
(c)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

Appendix A

(d)“Board” means the Board of Directors of the Company.
(e)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction (as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(f)“Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events that has a material negative impact on the business or reputation of the Company: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(g)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; or
(iii)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.
Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
(h)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(j)“Common Stock” means the common stock of the Company.
(k)“Company” means Dot Hill Systems Corp., a Delaware corporation.
(l)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

Appendix A

(m)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)the consummation of a sale or other disposition of more than fifty (50%) of the outstanding securities of the Company;
(iii)the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(o)“Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.
(p)“Director” means a member of the Board.
(q)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)“Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2009 provided this Plan is approved by the Company’s stockholders at such meeting.
(s)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(t)“Entity” means a corporation, partnership, limited liability company or other entity.
(u)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

Appendix A

(w)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(iii)In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x)“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(z)“Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(aa)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ab)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(ac)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(ad)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ae)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(af)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(ag)“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(ah)“Own,” “Owned,” “Owner,” “Ownership” means a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ai)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(aj)“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

Appendix A

(ak)“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) revenue; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) share price performance; (xxviii) debt reduction; (xxix) implementation or completion of projects or processes; (xxx) customer satisfaction; (xxxi) stockholders’ equity; (xxxii) capital expenditures; (xxxiii) debt levels; (xxxiv) operating profit or net operating profit; (xxxv) workforce diversity; (xxxvi) growth of net income or operating income; (xxxvii) billings; (xxxviii) bookings; (xxxix) employee retention; (xxxx) budget management; (xxxxi) research progress; (xxxxii) strategic partnerships; and (xxxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
(al)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(am)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(an)“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(ao)“Plan” means this Dot Hill Systems Corp. 2009 Equity Incentive Plan, as amended from time to time.
(ap)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(aq)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(ar)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

Appendix A

(as)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.
(at)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(au)“Securities Act” means the Securities Act of 1933, as amended.
(av)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(aw)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
(ax)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(ay)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(az)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(ba)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

Appendix B

Dot Hill Systems Corp.
2014 Employee Stock Purchase Plan
Adopted by the Board of Directors: January 21, 2014
Approved by the Stockholders: [May 5], 2014
General; Purpose.
The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.
The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
Administration.
The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
To suspend or terminate the Plan at any time as provided in Section 12.
To amend the Plan at any time as provided in Section 12.
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
Shares of Common Stock Subject to the Plan.
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 4,000,000 shares of Common Stock.

Appendix B

If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
Grant of Purchase Rights; Offering.
The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
Eligibility.
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.
The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.
No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

Appendix B

As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
Purchase Rights; Purchase Price.
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.
The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
Participation; Withdrawal; Termination.
An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.

Appendix B

During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.
Exercise of Purchase Rights.
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.
No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.
Covenants of the Company.
The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
Designation of Beneficiary.
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
Adjustments upon Changes in Common Stock; Corporate Transactions.
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

Appendix B

In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
Amendment, Termination or Suspension of the Plan.
The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.
The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.
Effective Date of Plan.
The Plan will become effective upon approval by the Board, provided that the Plan is also approved by the stockholders of the Company within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board. Purchase Rights may be granted on or after approval of the Plan by the Board, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company within the time period set forth above.
Miscellaneous Provisions.
Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
The provisions of the Plan will be governed by the laws of the State of California without resort to that state’s conflicts of laws rules.
Definitions.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)“Board” means the Board of Directors of the Company.
(b)“Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

Appendix B

(c)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(d)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(e)“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(f)“Common Stock” means the common stock of the Company, having 1 vote per share.
(g)“Company” means Dot Hill Systems Corp., a Delaware corporation.
(h)“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(i)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation;
(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise; or
(v)the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation.
(j)“Director” means a member of the Board.
(k)“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(l)“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(m)“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
(o)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source

Appendix B

as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.
(p) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(q)“Offering Date” means a date selected by the Board for an Offering to commence.
(r)“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(s)“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(t)“Plan” means this Dot Hill Systems Corp. 2014 Employee Stock Purchase Plan.
(u)“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(v)“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(w)“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(x)“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(y)“Securities Act” means the Securities Act of 1933, as amended.
(z)“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or any successors thereto, is open for trading.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 4, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 4, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS    PROXY    CARD    IS    VALID    ONLY    WHEN     SIGNED    AND    DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:
1	Election of Directors	Â	Â	Â
Nominees:

01 Dana W. Kammersgard 02 Richard Mejia, Jr.

The Board of Directors recommends you vote FOR proposals 2 through 5:						For	Against	Abstain

2	To approve the Company's 2009 Equity Incentive Plan, as amended.					Â	Â	Â

3	To approve the 2014 Employee Stock Purchase Plan.					Â	Â	Â

4
RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED
						Â	Â	Â

5
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.
						Â	Â	Â

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000093140_1 R1.0.0.11699                                                                                                                                02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com.

DOT HILL SYSTEMS CORP. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2014

The undersigned hereby appoints Dana W. Kammersgard and Hanif I. Jamal, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Dot Hill Systems Corp. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Dot Hill Systems Corp. to be held at 1841 Lefthand Circle, Longmont, Colorado, on Monday, May 5, 2014, at 8:30 a.m. (Mountain Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, and with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted “For” the nominees listed in Proposal 1 and “For” Proposal 2 through Proposal 5, all as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

Continued and to be signed on reverse side
0000093140_2 R1.0.0.11699